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                                                                 EXHIBIT 10.9


                     GOVERNMENT OF THE DISTRICT OF COLUMBIA

                          STANDARD CONTRACT PROVISIONS

                                  FOR USE WITH

                         DISTRICT OF COLUMBIA GOVERNMENT
                          SUPPLY AND SERVICES CONTRACTS






                                 OCTOBER 1, 1999

                      OFFICE OF CONTRACTING AND PROCUREMENT
                                 ROOM 800 SOUTH
                               441 4TH STREET, NW
                             WASHINGTON, D.C. 20001


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                          STANDARD CONTRACT PROVISIONS

                                TABLE OF CONTENTS

1.     Covenant Against Contingent Fees .............................. 1
2.     Shipping Instructions-- Consignment ........................... 1
3.     Order Of Precedence And Contract .............................. 1
4.     Patents ....................................................... 1
5.     Quality ....................................................... 2
6.     Inspection Of Supplies ........................................ 2
7.     Inspection Of Services                                          5
8.     Waiver ........................................................ 6
9.     Default ....................................................... 6
10.    Indemnification ............................................... 8
11.    Transfer ...................................................... 8
12.    Taxes ......................................................... 8
13.    Payments ...................................................... 9
14.    Evaluation of Prompt Payment Discount ......................... 9
15.    Responsibility For Supplies Tendered .......................... 9
17.    Officers Not To Benefit ...................................... 10
18.    Disputes                                                       10
19.    Changes ...................................................... 13
20.    Termination For Convenience Of The District .................. 13
21.    Recovery Of Debts Owed The District .......................... 18
22.    Examination Of Books, Etc. By The Office Of Inspector General
       And The District Of Columbia Auditor ......................... 18
23.    Non-Discrimination Clause .................................... 18
24.    Definitions .................................................. 20
25.    Estimated Quantities ......................................... 20
26.    Health And Safety Standards .................................. 21
27.    Appropriation Of Funds ....................................... 21
28.    Hiring Of District Residents ................................. 21
29.    Buy American Act ............................................. 21
30.    Service Contract Act of 1965 ................................. 22
31.    Cost and Pricing Data ........................................ 27
32.    Cost-reimbursement Contracts ................................. 29
33.    Multiyear Contract ........................................... 29
34.    Termination Of Contracts For Certain Crimes And Violations ... 29


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     1. COVENANT AGAINST CONTINGENT FEES:

        The Contractor warrants that no person or selling agency has been employed or retained to solicit or secure the contract upon an agreement or understanding for a commission, percentage, brokerage, or contingent fee, excepting bona fide employees or bona fide established commercial or selling agencies maintained by the Contractor for the purpose of securing business. For breach or violation of this warranty, the District government shall have the right to terminate the contract without liability or in its discretion to deduct from the contract price or consideration or otherwise recover, the full amount of the commission, percentage, brokerage, or contingent fee.

     2. SHIPPING INSTRUCTIONS -- CONSIGNMENT:

        Unless otherwise specified in this Invitation for Bids/Request for Proposals, each case, crate, barrel, package, etc., delivered under this contract must be plainly stencil marked or securely tagged, stating the Contractor s name, contract number and delivery address as noted in the contract. In case of carload lots, the Contractor shall tag the car, stating Contractor s name and contract number. Any failure to comply with these instructions will place the material at the Contractor's risk. Deliveries by rail, water, truck or otherwise, must be within the working hours and in ample time to allow for unloading and if necessary, the storing of the materials or supplies before closing time. Deliveries at any other time will not be accepted unless specific arrangements have been previously made with the contact person identified in the contract at the delivery point.

     3. ORDER OF PRECEDENCE AND CONTRACT:

        Any inconsistency in this solicitation shall be resolved by giving precedence in the following order: The Schedule, the Specifications, the Special Conditions, the General Conditions. The Bid/Request for Proposal, with respect to all items accepted, and all papers accompanying the same, including the Schedule and continuation sheets, if any, the Specifications, the Instructions to Bidders, these General Conditions, and other papers and documents referred to in any of the foregoing, shall constitute the formal contract between the bidder/ offeror and the District; PROVIDED THAT any such contract in excess of $1,000,000, shall not be binding or give rise to any claim or demand against the said District until approved by the Mayor or his designated representative.

     4. PATENTS:

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        The Contractor shall hold and save the District, its officers, agents, servants, and employees harmless from liability of any nature or kind, including costs, expenses, for or on account of any patented or un-patented invention, article process, or appliance, manufactured or used in the performance of this contract, including their use by the District, unless otherwise specifically stipulated in this contract.



     5. QUALITY:

        Unless otherwise specified, all materials used for the manufacture or construction of any supplies covered by this bid/proposal shall be new and of the best quality and the workmanship shall be of the highest grade. The use of the name of a manufacturer or of any special brand or make in describing any item in this bid/proposal does not restrict bidder/offeror to that manufacturer, or specific brand or make; the reference thereto indicates the character or quality of article desired, but articles on which bids/proposals are submitted must be equal to those referred to. Bidders/offerors offering any article other than the specific make, brand or manufacture named in this solicitation must so state in each instance, otherwise the bid/proposal will be considered as being based upon furnishing the specific make, brand or manufacture named in the solicitation.

     6. INSPECTION OF SUPPLIES:

        (a) Definition. "Supplies," as used in this clause, includes, but is not limited to raw materials, components, intermediate assemblies, end products, and lots of supplies.

        (b) The Contractor shall provide and maintain an inspection system acceptable to the District covering supplies under this contract and shall tender to the District for acceptance only supplies that have been inspected in accordance with the inspection system and have been found by the Contractor to be in conformity with contract requirements. As part of the system, the Contractor shall prepare records evidencing all inspections made under the system and the outcome. These records shall be kept complete and made available to the District during contract performance and for as long afterwards as the contract requires. The District may perform reviews and evaluations as reasonably necessary to ascertain compliance with this paragraph. These reviews and evaluations shall be conducted in a manner that will not unduly delay the contract work. The right of review, whether exercised or not, does not relieve the Contractor of the obligations under this contract.

        (c) The District has the right to inspect and test all supplies called for by the contract, to the extent practicable, at all places and times, including the period of manufacture, and in any event before acceptance. The District

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               shall perform inspections and tests in a manner that will not unduly delay the work. The District assumes no contractual obligation to perform any inspection and test for the benefit of the Contractor unless specifically set forth elsewhere in the contract.

        (d) If the District performs inspection or test on the premises of the Contractor or subcontractor, the Contractor shall furnish, and shall require subcontractors to furnish, without additional charge, all reasonable facilities and assistance for the safe and convenient performance of these duties. Except as otherwise provided in the contract, the District shall bear the expense of District inspections or tests made at other than Contractor's or subcontractor's premise; provided, that in case of rejection, the District shall not be liable for any reduction in the value of inspection or test samples.

        (e)(1) When supplies are not ready at the time specified by the Contractor for inspection or test, the Contracting Officer may charge to the Contractor the additional cost of inspection or test.

           (2) The Contracting Officer may also charge the Contractor for any additional cost of inspection or test when prior rejection makes re-inspection or retest necessary.

        (f) The District has the right either to reject or to require correction of nonconforming supplies. Supplies are nonconforming when they are defective in material or workmanship or otherwise not in conformity with contract requirements. The District may reject nonconforming supplies with or without disposition instructions.

        (g) The Contractor shall remove supplies rejected or required to be corrected. However, the Contracting Officer may require or permit correction in place, promptly after notice, by and at the expense of the Contractor. The Contractor shall not tender for acceptance corrected or rejected supplies without disclosing the former rejection or requirement for correction, and when required, shall disclose the corrective action taken.

        (h) If the Contractor fails to promptly remove, replace, or correct rejected supplies that are required to be replaced or corrected, the District may either (1) by contract or otherwise, remove, replace or correct the supplies and charge the cost to the Contractor or (2) terminate the contract for default. Unless the Contractor corrects or replaces the supplies within the delivery schedule, the Contracting Officer may require their delivery and make an equitable price reduction. Failure to agree to a price reduction shall be a dispute.

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        (i)(1) If this contract provides for the performance of District quality assurance at source, and if requested by the District, the Contractor shall furnish advance notification of the time
               (i) when Contractor inspection or tests will be performed in accordance with the terms and conditions of the contract and
               (ii) when the supplies will be ready for District inspection.

           (2) The District request shall specify the period and method of the advance notification and the District representative to whom it shall be furnished. Requests shall not require more than 2 workdays of advance notification if the District representative is in residence in the Contractor's plant, nor more than 7 workdays in other instances.

        (j) The District shall accept or reject supplies as promptly as practicable after delivery, unless otherwise provided in the contract. District failure to inspect and accept or reject the supplies shall not relieve the Contractor from responsibility, nor impose liability upon the District, for non- conforming supplies.

        (k) Inspections and tests by the District do not relieve the Contractor of responsibility for defects or other failures to meet contract requirements discovered before acceptance. Acceptance shall be conclusive, except for latent defects, fraud, gross mistakes amounting to fraud, gross mistakes amounting to fraud, or as otherwise provided in the contract.

        (l) If acceptance is not conclusive for any of the reasons in paragraph (k) hereof, the District, in addition to any other rights and remedies provided by law, or under provisions of this contract, shall have the right to require the Contractor
               (1) at no increase in contract price, to correct or replace the defective or nonconforming supplies at the original point of delivery or at the Contractor's plant at the Contracting Officer's election, and in accordance with a reasonable delivery schedule as may be agreed upon between the Contractor and the Contracting Officer; provided, that the Contracting Officer may require a reduction in contract price if the Contractor fails to meet such delivery schedule, or (2) within a reasonable time after receipt by the Contractor of notice of defects or noncompliance, to repay such portion of the contract as is equitable under the circumstances if the Contracting Officer elects not to require correction or replacement. When supplies are returned to the Contractor, the Contractor shall bear the transportation cost from the original point of delivery to the Contractor's plant and return to the original point when that point is not the Contractor's plant. If the Contractor fails to perform or act as required in (1) or (2) above and does not cure such failure within a period of 10 days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer

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               specifying such failure, the District shall have the right to contract or otherwise to replace or correct such supplies and charge to the Contractor the cost occasioned the District thereby.

     7. INSPECTION OF SERVICES:

        (a) Definition. "Services" as used in this clause includes services performed, workmanship, and material furnished or utilized in the performance of services.

        (b) The Contractor shall provide and maintain an inspection system acceptable to the District covering the services under this contract. Complete records of all inspection work performed by the Contractor shall be maintained and made available to the District during contract performance and for as long afterwards as the contract requires.

        (c) The District has the right to inspect and test all services called for by the contract, to the extent practicable at all times and places during the term of the contract. The District shall perform inspections and tests in a manner that will not unduly delay the work.

        (d) If the District performs inspections or tests on the premises of the Contractor or subcontractor, the Contractor shall furnish, without additional charge, all reasonable facilities and assistance for the safety and convenient performance of these duties.

        (e) If any of the services do not conform to the contract requirements, the District may require the Contractor to perform these services again in conformity with contract requirements, at no increase in contract amount. When the defects in services cannot be corrected by performance, the District may (1) require the Contractor to take necessary action to ensure that future performance conforms to contract requirements and reduce the contract price to reflect value of services performed.

        (f) If the Contractor fails to promptly perform the services again or take the necessary action to ensure future performance in conformity to contract requirements, the District may (1) by contract or otherwise, perform the services and charge the Contractor any cost incurred by the District that is directly related to the performance of such services, or (2) terminate the contract for default.

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     8.    WAIVER:

           The waiver of any breach of the contract will not constitute a waiver of any subsequent breach thereof, nor a waiver of the contract.

     9.    DEFAULT:

           (a) The District may, subject to the provisions of paragraph (c) below, by written notice of default to the Contractor, terminate the whole or any part of this contract in any one of the following circumstances:

                  (1) If the Contractor fails to make delivery of the supplies or to perform the services within the time specified herein or any extension thereof; or

                  (2) If the Contractor fails to perform any of the other provisions of this contract, or so fails to make progress as to endanger performance of this contract in accordance with its terms, and in either of these two circumstances does not cure such failure within a period of ten (10) days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure.

           (b) In the event the District terminates this contract in whole or in part as provided in paragraph (a) of this clause, the District may procure, upon such terms and in such manner as the Contracting Officer may deem appropriate, supplies or service similar to those so terminated, and the Contractor shall be liable to the District for any excess costs for similar supplies or services; provided, that the Contractor shall continue the performance of this contract to the extent not terminated under the provisions of this clause.

           (c) Except with respect to defaults of subcontractors, the Contractor shall not be liable for any excess costs if the failure to perform the contract arises out of causes beyond the control and without the fault or negligence of the Contractor. Such causes may include, but are not restricted to, acts or God or of the public enemy, acts of the District or Federal Government in either their sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather; but in every case the failure to perform must be beyond the control and without fault or negligence of the Contractor. If the failure to perform is caused by the default of the subcontractor, and if such default arises out of causes beyond the control of both the Contractor and the subcontractor, and without the fault or negligence of either of them, the Contractor shall not be liable for

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                  any excess cost for failure to perform, unless the supplies or services to be furnished by the sub- contractor were obtainable from other sources in sufficient time to permit the Contractor to meet the required delivery schedule.

           (d) If this contract is terminated as provided in paragraph (a) of this clause, the District, in addition to any other rights provided in this clause, may require the Contractor to transfer title and deliver to the District, in the manner and to the extent directed by the Contracting Officer, (i) completed supplies, and (ii) such partially completed supplies and materials, parts, tools, dies, jigs, fixtures plans, drawing information, and contract rights (hereinafter called "manufacturing materials") as the Contractor has specifically produced or specifically acquired for the performance of such part of this contract as has been terminated; and the Contractor shall, upon direction of the Contracting Officer, protect and preserve property in possession of the Contractor in which the District has an interest. Payment for completed supplies delivered to and accepted by the District shall be at the contract price. Payment for manufacturing materials delivered to and accepted by the District shall be at the contract price. Payment for manufacturing materials delivered to and accepted by the District and for the protection and preservation of property shall be in an amount agreed upon by the Contractor and Contracting Officer; failure to agree to such amount shall be a dispute concerning a question of fact within the meaning of the clause of this contract entitled "Disputes". The District may withhold from amounts otherwise due the Contractor for such completed supplies or manufacturing materials such sum as the Contracting Officer determines to be necessary to protect the District against loss because of outstanding liens or claims of former lien holders.

           (e) If, after notice of termination of this contract under the provisions of this clause, it is determined for any reason that the Contractor was not in default under the provisions of this clause, or that the default was excusable under the provisions of this clause, the rights and obligations of the parties shall, if the contract contains a clause providing for termination of convenience of the Government, be the same as if the notice of termination had been issued pursuant to such clause. See Clause 20 for Termination for Convenience of the Government.

           (f) The rights and remedies of the District provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

           (g) As used in paragraph (c) of this clause, the terms subcontractor(s)" means subcontractor(s) at any tier.


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     10.   INDEMNIFICATION:

           The Contractor shall indemnify and save harmless the District and all its officers, agents and servants against any and all claims or liability arising from or based on, or as consequence of or result of, any act, omission or default of the Contractor, its employees, or its subcontractors, in the performance of this contract. Monies due or to become due the Contractor under the contract may be retained by the District as necessary to satisfy any outstanding claim which the District may have against the Contractor.

     11.   TRANSFER:

           No contract or any interest therein shall be transferred by the parties to whom the award is made; such transfer will be null and void and will be cause to annul the contract.

     12.   TAXES:

           (a) The Government of the District of Columbia is exempt from and will not pay Federal Excise Tax, Transportation Tax, and the District of Columbia Sales and Use.

           (b) Tax exemption certificates no longer issued by the District for Federal Excise Tax. The following statement may be used by the supplier when claiming tax deductions for Federal Excise Tax exempt items sold to the District.

                          "THE DISTRICT OF COLUMBIA GOVERNMENT IS EXEMPT FROM FEDERAL EXCISE TAX -- REGISTRATION NO. 52-73-0206-K INTERNAL REVENUE SERVICE, BALTIMORE, MARYLAND."

                          EXEMPT FROM MARYLAND SALES TAX, REGISTERED WITH THE COMPTROLLER OF THE TREASURY AS FOLLOWS:

                          Deliveries to Glenn Dale Hospital-- Exemption No. 4647

                          Deliveries to Children's Center -- Exemption No. 4648

                          Deliveries to other District Departments or Agencies -- Exemption No. 09339

     13.   PAYMENTS:

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           Unless otherwise specified in this contract, payments will be made only after performance of the contract in accordance with all provisions thereof.

     14.   EVALUATION OF PROMPT PAYMENT DISCOUNT:

           (a) Prompt payment discounts shall not be considered in the evaluation of bids/offers. However, any discount offered will form a part of the award and will be taken by the District if payment is made within the discount period specified by the bidder/offeror.

           (b) In connection with any discount offered, time will be computed from the date of delivery of the supplies to carrier when delivery and acceptance are at point of origin, or from date of delivery at destination when delivery, installation and acceptance are at that, or from the date correct invoice or voucher is received in the office specified by the District, if the latter date is later than date of delivery. Payment is deemed to be made for the purpose of earning the discount on the date of mailing of the Government check.

     15.   RESPONSIBILITY FOR SUPPLIES TENDERED:

           The Contractor shall be responsible for the materials or supplies covered by this contract until they are delivered at the designated point, but the Contractor shall bear all risk on rejected materials or supplies after notification of rejection. Upon failure to do so within ten (10) days after date of notification, the District may return the rejected materials or supplies to the Contractor at his risk and expense.

     16.   APPOINTMENT OF ATTORNEY:

           (a) The bidder/offeror or Contractor (whichever the case may be) does hereby irrevocably designate and appoint the Clerk of the District of Columbia Superior Court and his successor in office as the true and lawful attorney of the Contractor for the purpose of receiving service of all notices and processes issued by any court in the District of Columbia, as well as service all pleadings and other papers, in relation to any action or legal proceeding arising out of or pertaining to this contract or the work required or performed hereunder.

           (b) The bidder/offeror or Contractor (whichever the case may be) expressly agrees that the validity of any service upon the said Clerk as herein authorized shall not be affected either by the fact that the Contractor was personally within the District of Columbia and otherwise subject to personal service at the time of such service upon the said Clerk or by the fact that the Contractor failed to receive a copy of such process, notice or other paper so


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                  served upon the said Clerk provided the said Clerk shall have deposited in the United States mail, registered and postage prepaid, a copy of such process, notice pleading or other paper addressed to the bidder/offeror or Contractor at the address stated in this contract.

     17.   OFFICERS NOT TO BENEFIT:

           No member of or delegate to Congress, or officer or employee of the District shall be admitted to any share or part of this contract or to any benefit that may arise therefrom, and any contract made by the Contracting Officer of any District employee authorized to execute contract which they or the employee of the District shall be personally interested shall be void, and no payment shall be made thereon by the District or any officer thereof, but this provision shall not be construed to extend to this contract if made with a corporation for its general benefit. However, should a Federal or District employee submit a bid for his personal benefit, the Contracting Officer reserves the right to waive the aforementioned restriction; providing that said employee furnishes a Notarized Affidavit prior to the time set for opening of bids or submission of proposal, setting forth intention to resign his/her Federal or District employment in the event said employee shall be considered for an award of contract. Failure to submit such affidavit shall automatically render his/her bid/proposal non-responsive and no further consideration shall be given thereto. (See Representations, Certifications and Acknowledgments.)

     18.   DISPUTES:

           A. All disputes arising under or relating to this contract shall be resolved As provided herein.

           B.     Claims by a Contractor against the District.

                  (a) Claim, as used in Section B of this clause, means a written assertion by the Contractor seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. A claim arising under a contract, unlike a claim relating to that contract, is a claim that can be resolved under a contract clause that provides for the relief sought by the claimant.

                  (b) All claims by a Contractor against the District arising under or relating to a contract shall be in writing and shall be submitted to the Contracting Officer for a decision.

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                  (c)    For any claim of $50,000 or less, the Contracting
                         Officer shall issue a decision within sixty (60) days from receipt of a written request from a Contractor that a decision be rendered within that period.

                  (d) For any claim over $50,000, the Contracting Officer shall issue a decision within ninety (90) days of receipt of the claim. Whenever possible, the Contracting Officer shall take into account factors such as the size and complexity of the claim and the adequacy of the information in support of the claim provided by the Contractor.

                  (e) Any failure by the Contracting Officer to issue a decision on a contract claim within the required time period will be deemed to be a denial of the claim. The Contractor may appeal denial of the claim as provided herein.

                  (f)(1) If a Contractor is unable to support any part of his or her claim and it is determined that the inability is attributable to a material misrepresentation of fact or fraud on the part of the Contractor, the Contractor shall be liable to the District for an amount equal to the unsupported part of the claim in addition to all costs to the District attributable to the cost of reviewing that part of the Contractor's claim.

                     (2) Liability under this paragraph (f) shall be determined within six (6) years of the commission of the misrepresentation of fact or fraud.

                  (g) Interest on amounts found due to a Contractor on claims shall be payable at a rate set in D. C. Code Section 28-3302(b) applicable to judgments against the District and shall begin accruing from the date the Contracting Officer receives the claim until payment of the claim.

                  (h) The decision of the Contracting Officer shall be final and not subject to review unless an administrative appeal or action for judicial review is timely commenced by the Contractor as authorized by D. C. Code
                         Section 1-1189.4.

                  (i) Pending final decision of an appeal, action, or final settlement, a Contractor shall proceed diligently with performance of the contract in accordance with the decision of the Contracting Officer.

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     C.    Claims by the District against a Contractor

           (a) Claim as used in Section C of this clause; means a written demand or written assertion by the District seeking, as a matter of right, the payment of money in a sum certain, the adjustment of contract terms, or other relief arising under or relating to this contract. A claim arising under a contract, unlike a claim relating to that contract, is a claim that can be resolved under a contract clause that provides for the relief sought by the claimant.

           (b)(1) All claims by the District against a Contractor arising under or relating to a contract shall be decided by the Contracting Officer.

              (2) The Contracting Officer shall send written notice of the claim to the Contractor. The Contractor may respond to the claim within thirty (30) days from the date the Contractor receives the claim.

              (3) After the expiration of sixty (60) days from the date the
                  Contractor receives the claim, the Contracting Officer shall issue a decision in writing, and furnish a copy of the decision to the Contractor.

              (4) The decision shall be supported by reasons and shall inform the Contractor of his or her rights as provided herein. Specific findings of fact are not required, but, if made, shall not be binding in any subsequent proceeding.

              (5) The authority contained in this clause shall not apply to a claim or dispute for penalties or forfeitures prescribed by statute or regulation which another District agency is specifically authorized to administer, settle, or determine.

              (6) This clause shall not authorize the Contracting Officer to settle, compromise, pay, or otherwise adjust any claim involving fraud.

           (c) Interest on amounts found due to the District from a Contractor on claims shall be payable at the rate set in D.C. Code Section 28-3302(b) applicable to judgments against the District, and shall begin accruing from the date the Contractor receives a Contracting Officer's written decision on behalf of the District until payment of the claim.

           (d) The decision of the Contracting Officer shall be final and not subject to review unless an administrative appeal or action for judicial


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                         review is timely commenced by the District as
                         authorized by D.C. Code Section 1-1189.4.

                  (e) Pending final decision of an appeal, action, or final settlement, the Contractor shall proceed diligently with performance of the contract in accordance with the decision of the Contracting Officer.

     19.   CHANGES:

           The Contracting Officer may, at any time, by written order, and without notice to the surety, if any, make changes in the contract within the general scope hereof. If such change causes an increase or decrease in the cost of performance of this contract, or in the time required for performance, an equitable adjustment shall be made. Any claim for adjustment under this paragraph must be asserted within ten (10) days from the date the change is offered, provided, however, that the Contracting Officer, if he or she determines that the facts justify such action, may receive, consider and adjust any such claim asserted at any time prior to the date of final settlement of the contract. If the parties fail to agree upon the adjustment to be made, the dispute shall be determined as provided in the Dispute clause hereto. Nothing in this clause shall excuse the Contractor from proceeding with the contract as changed.

     20.   TERMINATION FOR CONVENIENCE OF THE DISTRICT:

           (a) The District may terminate performance of work under this contract in whole or, from time to time, in part if the Contracting Officer determines that a termination is in the District's interest. The Contracting Officer shall terminate by delivering to the Contractor a Notice of Termination specifying the extent of termination and effective date.

           (b) After receipt of a Notice of Termination, and except as directed by the Contracting Officer, the Contractor shall immediately proceed with the following obligations, regardless of any delay in determining or adjusting any amounts due under this clause:

                  (1)  Stop work as specified in the notice.

                  (2) Place no further subcontracts or orders (referred to as subcontracts in this clause)for materials, services, or facilities, except as necessary to complete the continued portion of the contract.

                  (3) Terminate all contracts to the extent they relate to the work terminated.

                  (4) Assign to the District, as directed by the Contracting Officer, all rights, title and interest of the Contractor under the subcontracts terminated, in which case the District shall have the right to settle or pay any termination settlement proposal arising out of those terminations.

                  (5) With approval or ratification to the extent required by the Contracting Officer, settle all outstanding liabilities and termination settlement proposals arising from the termination of subcontracts. The approval or ratification will be final for purposes of this clause.

                  (6) As directed by the Contracting Officer, transfer title and deliver to the District (i) the fabricated or unfabricated parts, work in process, completed work, supplies, and other materials produced or acquired for the work terminated, and (ii) the completed or partially completed plans, drawings, information, and other property that, if the contract has been completed, would be required to be furnished to the District

                  (7)  Complete performance of the work not terminated.

                  (8) Take any action that may be necessary, or that the Contracting Officer may direct, for the protection and preservation of the property related to this contract that is in the possession of the Contractor and in which the District has or may acquire an interest.

                  (9) Use its best efforts to sell, as directed or authorized by the Contracting Officer, any property of the types referred to in subparagraph (6) above; provided, however, that the Contractor (i) is not required to extend credit to any purchaser and (ii) may acquire the property under the conditions prescribed by, and at prices approved by, the Contracting Officer. The proceeds of any transfer or disposition will be applied to reduce any payments to be made by the District under this contract, credited to the price or cost of the work, or paid in any other manner directed by the Contracting Officer.

           (c) After the expiration of ninety (90) days (or such longer period as may be agreed to) after receipt by the Contracting Officer of acceptable inventory schedules, the Contractor may submit to the Contracting Officer a list, certified as to quantity and quality of termination inventory not previously disposed of excluding items authorized for disposition by the Contracting Officer. The Contractor may request the District to remove those items or enter into an agreement for their storage. Within fifteen (15) days, the

                  District will accept title to those items and remove them or enter into a storage agreement. The Contracting Officer may verify the list upon removal of the items, or if stored, within forty five (45) days from submission of the list, and shall correct the list, as necessary, before final settlement.

           (d) After termination, the Contractor shall submit a final termination Settlement proposal to the Contracting Officer in the form and with the certification prescribed by the Contracting Officer. The Contractor shall submit the proposal promptly, but no later than 6 months from the effective date of termination, unless extended in writing by the Contracting Officer upon written request of the Contractor within this 6 month period. However, if the Contracting Officer determines that the facts justify it, a termination settlement proposal may be received and acted on after 6 months or any extension. If the Contractor fails to submit the proposal within the time allowed, the Contracting Officer may determine, on the basis of information available, the amount, if any, due to the Contractor because of the termination and shall pay the amount determined.

           (e) Subject to paragraph (d) above, the Contractor and the Contracting Officer may agree upon the whole or any part of the amount to be paid because of the termination. The amount may include a reasonable allowance for profit on work done. However, the agreed amount, whether under this paragraph
                  (e) or paragraph (f) below, exclusive of costs shown in subparagraph (f)(3) below, may not exceed the total contract price as reduced by (1) the amount of payment previously made and (2) the contract price of work not terminated. The contract shall be amended, and the Contractor paid the agreed amount Paragraph (1) below shall not limit, restrict, or affect the amount that may be agreed upon to be paid under this paragraph.

          (f) If the Contractor and the Contracting Officer fail to agree on the whole amount to be paid because of the termination work, the Contracting Officer shall pay the Contractor the amounts determined by the Contracting Officer as follows, but without duplication of any amounts agreed on under paragraph (e) above:

                  (1) The contract price for completed supplies or Services accepted by the District (or sold or acquired under subparagraph (b)(9) above) not previously paid for, adjusted for any saving of freight and other charges.

                  (2)   The total of--

                            (i) The costs incurred in the performance of the work terminated, including initial costs and preparatory expense allocable thereto, but excluding any costs attributable to supplies or services paid or to be paid under subparagraph (f)(1) above;

                            (ii) The cost of settling and paying termination settlement proposals under terminated subcontracts that are properly chargeable to the terminated portion of the contract if not included in subparagraph (f)(i) above; and

                            (iii) A sum, as profit on subparagraph (f)(i) above,
                                  determined by the Contracting Officer to be fair and reasonable; however, if it appears that the Contractor would have sustained a loss on the entire contract had it been completed, the Contracting Officer shall allow no profit under this subparagraph (iii) and shall reduce the settlement to reflect the indicated rate of loss.

                  (3) The reasonable cost of settlement of the work terminated, including-

                            (i)   Accounting, legal, clerical, and other
                                  expenses reasonably necessary for the
                                  preparation of termination settlement
                                  proposals and supporting data;

                            (ii)  The termination and settlement of
                                  subcontractors (excluding the amounts of such settlements) and

                            (iii) Storage, transportation, and other costs
                                  incurred, reasonably necessary for the
                                  preservation, protection, or disposition of the termination inventory.

           (g) Except for normal spoilage, and except to the extent that the District expressly assumed the risk of loss, the Contracting Officer shall exclude from the amounts payable to the Contractor under paragraph (f) above, the fair value as determined by the Contracting Officer, of property that is destroyed, lost, stolen, or damaged so as to become undeliverable to the Government or to a buyer.

           (h) The Contractor shall have the right of appeal, under the Disputes clause, from any determination made by the Contracting Officer under paragraphs (d), (f) or (j), except that if the Contractor failed to submit the termination settlement proposal within the time provided in paragraph (d) or (j), and failed to request a time extension, there is no right of appeal. If the Contracting Officer has made a determination of the amount due under paragraph (d), (f) or (j), the District shall pay the Contractor(1) the amount determined by the Contracting Officer if there is no right of appeal or if no timely appeal has been taken, or (2) the amount finally determined on an appeal.

           (i) In arriving at the amount due the Contractor under this clause, there shall be deducted --

                  (1) All unliquidated advance or other payments to the Contractor under the termination portion of the contract,

                  (2) Any claim which the District has against the Contractor under this contract; and

                  (3) The agreed price for, or the proceeds of sale of, materials, supplies, or other things acquired by the Contractor or sold under the provisions of this clause and not recovered by or credited to the District.

           (j) If the termination is partial, the Contractor may file a proposal with the Contracting Officer for an equitable adjustment of the price(s) of the continued portion of the contract. The Contracting Officer shall make any equitable adjustment agreed upon. Any proposal by the Contractor for an equitable adjustment under this clause shall be requested within ninety (90) days from the effective date of termination unless extended in writing by the Contracting Officer.

           (k)(1) The District may, under the terms and conditions it prescribes, make partial payments and payments against costs incurred by the Contractor for the terminated portion of the contract, if the Contracting Officer believes the total of these payments will not exceed the amount to which the Contractor will be entitled.

              (2) If the total payments exceed the amount finally determined to be due, the Contractor shall repay the excess to the District upon demand together with interest computed at the rate of 10 percent (10%) per year. Interest shall be computed for the period from the date the excess payment is received by the Contractor to the date the excess payment is repaid. Interest shall not be charged on any excess payment due to a reduction in the Contractor s termination settlement proposal because of retention or other disposi-tion of termination inventory until 10 days after the date of the retention or disposition, or a later date determined by the Contracting Officer because of the circumstances.

              (1) Unless otherwise provided in this contract or by statue, the Contractor shall maintain all records and documents relating to the terminated portion of this contract for 3 years after final settlement. This includes all books and other evidence bearing on the Contractor s costs and expenses under this contract. The Contractor shall make these records and documents available to the District, at the Contractor's office, at all reasonable times, without any direct charge. If approved by the Contracting Officer, photographs, micrographs, or other authentic reproductions may be maintained instead of original records and documents.

     21.   RECOVERY OF DEBTS OWED THE DISTRICT:

           The Contractor hereby agrees that the District of Columbia may use all or any portion of any consideration or refund due the Contractor under the present contract to satisfy in whole or part, any debt due the District.

     22. EXAMINATION OF BOOKS, ETC. BY THE OFFICE OF INSPECTOR GENERAL AND THE DISTRICT OF COLUMBIA AUDITOR:

           The Contracting Officer, the Inspector General and the District of Columbia Auditor, or any of their duly authorized representatives shall, until three years after final payment, have the right to examine any directly pertinent books, documents, papers and records of the Contractor involving transactions related to the contract.

     23.   NON-DISCRIMINATION CLAUSE:

           (a) The Contractor shall not discriminate in any manner against any employee or applicant for employment that would constitute a Violation of the District of Columbia Human Rights Act, approved December 13, 1977 ( D. C. Law 2-38: D. C. Code I-2512) (1981 Ed.). The Contractor shall include a similar clause in all subcontracts, except subcontracts for standard commercial supplies or raw materials. In addition, Contractor agrees and any sub- contractor shall agree to post in conspicuous places, available to employees and applicants for employment, notice setting forth the provisions of this non-discrimination clause-proved in Section 251 of the District of Columbia Human Rights Act (D. C. Code 1-2522).

           (b) Pursuant to rules of the Department of Human Rights and Local Business Development, published on August 15, 1986 in the D.C. Register, the following clauses apply to this contract:

                  1103.2 -- The Contractor shall not discriminate against any employee or applicant for employment because of race, color, religion, national origin, sex, age, martial status, personal appearance, sexual orientation, family responsibilities, matriculation, political affiliation, or physical handicap.

                  1103.3--The Contractor agrees to take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, national origin, sex, age, martial status, personal appearance, sexual orientation, family responsibilities, matriculation, political affiliation, or physical handicap. The affirmative action shall include, but not be limited to the following:

                            (1)   employment, upgrading or transfer;

                            (2)   recruitment, or recruitment advertising;

                            (3)   demotion, layoff, or termination;

                            (4)   rates of pay, or other forms of compensation;

                            (5)   and selection for training and apprenticeship.

                  1103.4 -- The Contractor agrees to post in Conspicuous places, available to employees and applicants for employment, notices to be provided by the Contracting Agency, setting forth the provisions in subsections 1103.2 and 1103.3 concerning non-discrimination and affirmative action.

                  1103.5 --The Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment pursuant to the nondiscrimination requirements set forth in subsection 1103.2.

                  1103.6--The Contractor agrees to send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice to be provided by the Contracting Officer, advising the said labor union or workers' representative of that contractor's commitments under this chapter, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

                  1103.7 -- The Contractor agrees to permit access to his books, records and accounts pertaining to its employment practices, by the Chief Procurement Officer or his/her alternates, for purposes of investigation to ascertain compliance with this chapter, and to require under terms of any subcontractor agreement each subcontractor to permit access of such subcontractors books, records, and accounts for such purposes.

                  1103.8 -- The Contractor agrees to comply with the provisions of this chapter and with all guidelines for equal employment opportunity applicable in the District of Columbia adopted by the Chief Procurement Officer, or any authorized official.

                  1103.9--The prime Contractor shall include in every subcontract the equal opportunity clauses, subsection 1103.2 through 1103.10 of this section, so that such provisions shall be binding upon each subcontractor or vendor.

                  1103.10-- The prime Contractor shall take such action with respect to any subcontract as the Contracting Officer may direct as a means of enforcing these provisions, including sanctions for noncompliance; provided, however, that in the event the prime Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the prime Contractor may request the District to enter into such litigation to protect the interest of the District.

     24.   DEFINITIONS:

           The terms Mayor, Chief Procurement Officer, Contract Appeals Board and District shall mean the Mayor of the District of Columbia, the Chief Procurement Officer of the District of Columbia or his/her alternate, the Contract Appeals Board of the District of Columbia, and the Government of the District of Columbia respectively. If the Contractor is an individual, the term Contractor shall mean the Contractor, his heirs, his executive and his administrator. If the Contractor is a corporation, the term Contractor shall mean the Contractor and its successor.

     25.   ESTIMATED QUANTITIES:

           It is the intent of the District to secure a contract for all of the needs of the designated Agencies for items specified herein which may occur during the contract term. The District agrees that it will purchase its requirements of the articles or services included herein from the Contractor. Articles and/or services specified herein have a history of repetitive use in the District agencies. The estimated quantities stated in the Invitation for Bids/Request for Proposals reflect the best estimates available. They shall not be construed to limit the quantities which may be ordered from the Contractor by the District or to relieve the Contractor of his obligation to fill all such orders. Orders will be placed from time to time if and when needs arise for delivery,

                  ALL CHARGES PREPAID, to the ordering Agency. The District does not guarantee to order any specific quantities of any item(s) or including work hours of service.

     26.          HEALTH AND SAFETY STANDARDS:

                  Items delivered under this contract shall conform to all requirements of the Occupational Safety and Health Act of 1970, as amended, and Department of Labor Regulations under the Act, and all Federal requirements in effect at time of bid opening/proposal submission.

     27.          APPROPRIATION OF FUNDS:

                  The District s liability under this contract is contingent upon the future availability of appropriated monies with which to make payment for the contract purposes. The legal liability on the part of the District for the payment of any money shall not arise unless and until such appropriation shall have been provided.

     28.          HIRING OF DISTRICT RESIDENTS:

                  All new employment resulting from this contract or subcontracts hereto, as defined in Mayor's Order 83-265 and implementing instructions, shall include the following basic goals and objectives for utilization of bona fide residents of the District of Columbia in each project s labor force:

                  (a) at least fifty-one (51) percent of all jobs created are to be performed by employees who are residents of the District of Columbia.

                  (b) at least fifty-one (51) percent of apprentices and trainees employed shall be residents of the District of Columbia registered in programs approved by the District of Columbia Apprenticeship Council. The Contractor shall negotiate an Employment Agreement with the District of Columbia Department of Employment Services for jobs created as a result of this contract. The Department of Employment Services shall be the contractor s first source of referral for qualified applicants trainees and other workers in the implementation of employment goals contained in this clause.

     29.          BUY AMERICAN ACT:

                  (a) The Buy American Act (41 U.S.C. 10) provides that the District give preference to domestic end products.

                       "Components," as used in this clause, means those articles, materials, and supplies incorporated directly into the end products.

                       "Domestic end product," as used in this clause, means,
                       (1) an unmanufactured end product mined or produced in the United States, or (2) an end product manufactured in the United States, if the cost of its components mined, produced, or manufactured in the United States, exceeds 50 percent of the cost of all its components. Components of foreign origin of the same class or kind as the products referred to in paragraphs (b)(2) or (3) of this clause shall be treated as domestic. Scrap generated, collected, and prepared for processing in the United States is considered domestic.

                       "End products," as used in this clause, means those articles, materials, and supplies to be acquired for public use under this contract.

                  (b) The Contractor shall deliver only domestic end products, except those--

                       (1)  For use outside the United States;

                       (2) That the District determines are not mined, produced, or manufactured in the United States in sufficient and \ reasonable available commercial quantities of a satisfactory quality;

                       (3) For which the agency determines that domestic preference would be inconsistent with the public interest; or

                       (4) For which the agency determines the cost to be unreasonable.

     30.          SERVICE CONTRACT ACT OF 1965:

                  (a) Definitions. "Act," as used in this clause, means the Service Contract Act of 1965, as amended (41 U.S.C. 351-358).

                       (1) "Contractor," as used in this clause, means the prime Contractor or any subcontractor at any tier.

                       (2) "Service employee," as used in this clause, means any person (other than a person employed in a bona fide executive, administrative, or professional capacity as defined in 29 CFR 541) engaged in performing a Government contract not exempted under 41 U.S.C. 356, the principal purpose of which is to furnish services in the United States, as defined in section 22.1001 of the Federal Acquisition Regulation. It includes all such persons regardless of the actual or alleged contractual relationship between them and a contractor.

                  (b) Applicability. To the extent that the Act applies, this contract is subject to the following provisions and to all other applicable provisions of the Act and regulations of the Secretary of Labor (20 CFR 4). All interpretations of the Act in Subpart C of 29 CFR 4 are incorporated in this contract by reference. This clause does not apply to contracts or subcontracts administratively exempted by the Secretary of Labor or exempted by 41 U.S.C. 356, as interpreted in Subpart C of 29 CFR 4.

                  (c)  Compensation.

                       (1) The Contractor shall pay not less than the minimum wage and shall furnish fringe benefits to each service employee under this contract in accordance with the wages and benefits determined by the Secretary of Labor or the Secretary s authorized representative, as specified in any attachments to this contract.

                       (2) If there is an attachment, the Contractor shall classify any class of service employees not listed in it, but to be employed under this contract. The classification shall provide a reasonable relationship to those listed in the attachment. The Contractor shall pay that class wages and fringe benefits determined by agreement of the interested parties: The contracting agency, the Contractor, and the employees who will perform the contract or their representatives. If the interested parties do not agree, the Contracting Officer shall submit the question, with a recommendation, for final determination by the Office of Government Contract Wage Standards, Wage and Hour Division, Employment Standards Administration (ESA), Department of Labor. Failure to pay such employees the compensation agreed upon by the interested parties or finally determined by ESA is a contract violation.

                       (3) If the term of this contract is more than 1 year, the minimum wages and fringe benefits required for service employees under this contract shall be subject to adjustment after 1 year and not less often than once every 2 years, under wage determinations issued by ESA.

                       (4) The Contractor can discharge the obligation to furnish fringe benefits specified in the attachment or determined under paragraph (c)(2) of this clause by furnishing any equivalent combinations of bona fide fringe benefits, or by making equivalent or differential cash payments, in accordance with Subpart B and C of 29 CFR 4.

                  (d) Minimum wage. In the absence of a minimum wage attachment for this contract, the Contractor shall not pay any service or other employees performing this contract less than the minimum wage specified by section 6(a)(l) of the Fair Labor Standards Act of 1938, as amended (29 U.S.C. 206). Nothing in this clause shall relieve the Contractor of any other legal or contractual obligation to pay a higher wage to any employee.

                  (e) Successor contracts. If this contract succeeds a contract subject to the Act under which substantially the same services were furnished and service employees were paid wages and fringe benefits provided for in a collective bargaining agreement, then, in the absence of a minimum wage attachment to this contract, the Contractor may not pay any service employee performing this contract less than the wages and benefits, including those accrued and any prospective increases, provided for under that agreement. No Contractor may be relieved of this obligation unless the limitations of 29 CFR 4.lc(b) apply or unless the Secretary of Labor or the Secretary's authorized representative--

                       (1) Determines that the agreement under the predecessor was not the result of arms-length negotiations; or

                       (2) Finds, after a hearing under 29 CFR 4.10, that the wages and benefits provided for by that agreement vary substantially from those prevailing for similar services in the locality.

                  (f) Notification to employees. The Contractor shall notify each service employee commencing work on this contract of a minimum wage and any fringe benefits required to be paid, or shall post a notice of these wages and benefits in a prominent and accessible place at the worksite, using such poster as may be provided by the Department of Labor.

                  (g) Safe and sanitary working conditions. The Contractor shall not permit services called for by this contract to be performed in buildings or surroundings or under working conditions provided by or under the control or supervision of the Contractor that are unsanitary, hazardous, or dangerous to the health or safety of service employees. The Contractor shall comply with the health standards applied under 29 CFR Part 1925.

                  (h) Records. The Contractor shall maintain for 3 years from the completion of work, and make available for inspection and transcription by authorized ESA representatives, a record of the following:

                       (1)  For each employee subject to the Act--

                            (i)   Name and address;

                            (ii) Work classification or classifications, rate or rates of wages and fringe benefits provided, rate or rates of payments in lieu of fringe benefits, and total daily and weekly compensation;

                            (iii) Daily and weekly hours worked; and

                            (iv) Any deductions, rebates, or refunds from total daily or weekly compensation.

                       (2) For those classes of service employees not included in any wage determination attached to this contract, wage rates or fringe benefits determined by the interested parties or by ESA under the terms of paragraph (c) of this clause. A copy of the report required by paragraph (k) of this clause will fulfill this requirement.

                  (i) Withholding of payments and termination of contract. The Contracting Officer shall withhold from the prime Contractor under this or any other Government contract with the prime Contractor any sums the Contracting Officer, or an appropriate officer of the Labor Department, decides may be necessary to pay underpaid employees. Additionally, any failure to comply with the requirements of this clause may be grounds for termination for default.

                  (j) Subcontracts. The Contractor agrees to insert this clause in all subcontracts.

                  (k)  Contractor's report.

                       (1) If there is a wage determination attachment to this contract and any classes of service employees not listed on it are to be employed under the contract, the Contractor shall report promptly to the Contracting Officer the wages to be paid and the fringe benefits to be provided each of these classes, when determined under paragraph(c) of this clause.

                       (2) If wages to be paid or fringe benefits to be furnished any service employees under the contract are covered in a collective bargaining agreement effective at any time when the contract is being performed, the prime Contractor shall provide to the Contracting Officer a copy of the agreement and full information on the applica-tion and accrual of wages and benefits (including any prospective increases) to service employees working on the contract. The prime Contractor shall report when contract performance begins, in the case of agreements then in effect, and shall report subsequently effective agreements, provisions, or amendments promptly after they are negotiated.

                       (l) Variations, tolerances, and exemptions involving employment. Notwithstanding any of the provisions in paragraphs (c) through (k) of this clause, the following employees may be employed in accordance with the following variations, tolerances, and exemptions authorized by the Secretary of Labor.

                            (1)   (i)      In accordance with regulations
                                           issued under Section 14 of the Fair
                                           Labor Standards Act of 1938 by the
                                           Administrator of the Wage and Hour
                                           Division, ESA (29 CFR 520, 521, 524,
                                           and 525), apprentices, student
                                           learners, and workers whose earning
                                           capacity is impaired by age or by
                                           physical or mental deficiency or
                                           injury, may be employed at wages
                                           lower than the minimum wages
                                           otherwise required by section
                                           2(a)(1) or 2(b)(1) of the Service
                                           Contract Act, without diminishing
                                           any fringe benefits or payments in
                                           lieu of these benefits required
                                           under section 2(a)(2) of the Act.

                                  (ii)     The Administrator will issue
                                           certificates under the Act for
                                           employing apprentices,
                                           student-learners, handicapped
                                           persons, or handicapped clients of
                                           sheltered workshops not subject to
                                           the Fair Labor Standards Act of
                                           1938, or subject to different
                                           minimum rates of pay under the two
                                           acts, authorizing appropriate rates
                                           of minimum wages, but without
                                           changing requirements concerning
                                           fringe benefits or supplementary
                                           cash payments in lieu of these
                                           benefits.

                                    (iii)  The Administrator may also withdraw,
                                           annul, or cancel such certificates
                                           under 29 CFR 525 and 528.

                            (2) An employee engaged in an occupation in which the employee customarily and regularly receives more than $30 a month in tips credited by the employer against the minimum wage required by section 2(a)(1) or section 2(b)(1) of the Act, in accordance with regulations in 29 CFR 531. However, the amount of credit shall not exceed 40 percent of the minimum rate specified in section 6(a)(l) of the Fair Labor Standards
                                    Act of 1938 as amended.

     31.  COST AND PRICING DATA:

          (a) This paragraph and paragraphs b through e below shall apply to Contractors or offerors in regards to: (1) any procurement in excess of $100,000, (2) any contract awarded through competitive sealed proposals, (3) any contract awarded through sole source procurement, or (4) any change order or contract modification. By entering into this contract or submitting this offer, the Contractor or offeror certifies that, to the best of the Contractor's or offeror's knowledge and belief, any cost and pricing data submitted was accurate, complete and current as of the date specified in the contract or offer.

         (b) Unless otherwise provided in the solicitation, the offeror or Contractor shall, before entering into any contract awarded through competitive sealed proposals or through sole source procurement or before negotiating any price adjustments pursuant to a change order or modification, submit cost or pricing data and certification that, to the best of the Contractor's knowledge and belief, the cost or pricing data submitted was accurate, complete, and current as of the date of award of this contract or as of the date of negotiation of the change order or modification.

         (c) If any price, including profit or fee, negotiated in connection with this contract, or any cost reimbursable under this contract, was increased by any significant amount because (1) the Contractor or a subcontractor furnished cost or pricing data that were not complete, accurate, and current as certified by the Contractor, (2) a subcontractor or prospective subcontractor furnished the Contractor cost or pricing data that were not complete, accurate, and current as certified by the Contractor, or (3) any of these parties furnished data of any description that were not accurate, the price or cost shall be reduced accordingly and the contract shall be modified to reflect the reduction.

         (d) Any reduction in the contract price under paragraph c above due to defective data from a prospective subcontractor that was not subsequently awarded the subcontract shall be limited to the amount, plus applicable overhead and profit markup, by which (1) the actual subcontract or (2) the actual cost to the Contractor, if there was no subcontract, was less than the prospective subcontract cost estimate submitted by the Contractor, provided that the actual subcontract price was not itself affected by defective cost or pricing data.

         (e) Cost or pricing data includes all facts as of the time of price agreement that prudent buyers and sellers would reasonably expect to affect price negotia-tions significantly. Cost or pricing data are factual, not judgmental, and are therefore verifiable. While they do not indicate the accuracy of the prospective Contractor's judgment about estimated future costs or projections, cost or pricing data do include the data forming the basis for that judgment. Cost or pricing data are more than historical accounting data; they are all the facts that can be reasonably expected to contribute to the soundness of estimates of future costs and to the validity of determinations of costs already incurred.

          (f) The following specific information should be included as cost or pricing data, as applicable:

                   (1) Vender quotations;

                   (2) Nonrecurring costs;

                   (3) Information on changes in production methods or
                       purchasing volume;

                   (4) Data supporting projections of business prospects and
                       objectives and related operations costs;

                   (5) Unit-cost trends such as those associated with labor
                       efficiency;

                   (6) Make-or-buy decisions;

                   (7) Estimated resources to attain business goals;

                   (8) Information on management decisions that could have a
                       significant bearing on costs.

         (g) If the offeror or Contractor is required by law to submit cost or pricing data in connection with pricing this contract or any change order or modification of this contract, the Contracting Officer or representatives of the Contracting Officer shall have the right to examine all books, records, documents and other data of the Contractor (including computations and projections) related to negotiating, pricing, or performing the contract, change order or modification, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data. The right of examination shall extend to all documents necessary to permit adequate evaluation of the cost or pricing data submitted, along with the computations and projections used. Contractor shall make available at its office at all reasonable times the materials described above for examination, audit, or reproduction until three years after the later of:

                  (1)      final payment under the contract;

                  (2)      final termination settlement; or

                  (3) the final disposition of any appeals under the disputes clause or of litigation or the settlement of claims arising under or relating to the contract.

         32.      COST-REIMBURSEMENT CONTRACTS:

                  If this contract is a cost-reimbursement contract, then only costs determined in writing to be reimbursable by the Contracting Officer, in accordance with the cost principles set forth in rules issued pursuant to Title VI of the Procurement Practices Act of 1985, shall be reimbursable.

         33.      MULTIYEAR CONTRACT:

                  If this contract is a multiyear contract, then the following provisions are made part of this contract:

                  If funds are not appropriated or otherwise made available for the continued performance in a subsequent year of a multiyear contract, the contract for the subsequent year shall be terminated, either automatically or in accordance with the termination clause of the contract, if any. Unless otherwise provided for in the contract, the effect of termination is to discharge both the District government and the contractor from future performance of the contract, but not from the existing obligations. The contractor shall be reimbursed for the reasonable value of any non-recurring costs incurred but not amortized in the price of the supplies or services delivered under the contract.

         34.      TERMINATION OF CONTRACTS FOR CERTAIN CRIMES AND VIOLATIONS:

                  (a) The District may terminate without liability any contract and may deduct from the contract price or otherwise recover the full amount of any fee, commission, percentage, gift, or consideration paid in violation of this title if:

                       (1) The Contractor has been convicted of a crime arising out of or in connection with the procurement of any work to be done or any payment to be made under the contract; or

                       (2)  There has been any breach or violation of:

                                  (A)    Any provision of the Procurement
                                         Practices Act of 1985, as amended, or

                                  (B)    The contract provision against
                                         contingent fees.

                  (b) If a contract is terminated pursuant to this section, the Contractor:

                       (1) May be paid only the actual costs of the work performed to the date of termination, plus termination costs, if any; and

                       (2) Shall refund all profits or fixed fees realized under the Contract.

                  (c) The rights and remedies contained in this are in addition to any other right or remedy provided by law, and the exercise of any of them is not a waiver of any other right or remedy provided by law.

-------------------------------------------------------------------------------
[insert logo here]

                     GOVERNMENT OF THE DISTRICT OF COLUMBIA

                       CONTRACT FOR GOODS AND/OR SERVICES

                                                         Page No. 1 of x   pages
                                                                       ---

-------------------------------------------------------------------------------
DEPARTMENT:                             ADDRESS: 825 North Capitol Street, N.W.
  Department of Health                           Washington, D.C.  20002
-------------------------------------------------------------------------------
CONTRACT NO.              HCOCO139344
             ----------------------------------------------------------------

USING AGENCY OR AGENCIES  MMA
                         ----------------------------------------------------

CAPTION   Medicaid Managed Care Program (MMCP) MCO Services
          -------------------------------------------------------------------

-------------------------------------------------------------------------------
                              TERMS AND CONDITIONS
-------------------------------------------------------------------------------

Contract terms and conditions attached.



*Subject to the right of the District to order a No-Cost contract termination in accordance with Contract Article XII.

----------------------------------------------------------------------------------------------------------
CONTRACTOR:   (Contractor shall not commence          ACCEPTANCE BY THE DISTRICT:
               performance until the District
               has signed  this document.)            /s/ Susan L. Fitgerald
                                                      ----------------------------------------------------
       AMERIGROUP Maryland, Inc.,                     Contracting Officer
       A Managed Care Organization
                                                           3/31/00
----------------------------------------------------  ----------------------
Contractor's Name                                     Date
By: David E. Ford                                     ----------------------------------------------------
----------------------------------------------------
Signature of Authorized Representative                The information contained in the boxes below is for
                                                      District use only and, in the event of a discrepancy
        President & CEO Mid Atlantic                  between this information and the terms of the
----------------------------------------------------  contract, the contract terms shall control.
Title

     3/9/00
---------------------------------------
Date
                                                      ----------------------------------------------------

----------------------------------------------------                            PERIOD OF CONTRACT:
Mailing Address of Contractor
                                                      $   $20,113,044 est.      From 1 YR from date of
----------------------------------------------------  --------------------
857 Elkridge Landing Rd, Linthicum, Md.                   Contract Amount
----------------------------------------------------

   410 859-5800                  410- 981-4010                                     To AWARD* (See
--------------------             -------------------                                  -----------
Telephone No.                    Fax. No.                                       Above)
                                                                                ------
----------------------------------------------------  ----------------------------------------------------
CASE FILE                        CONTRACTOR               PSD                        USING AGENCY
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     1. Contract Number
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   NC0C0139344                            Page of Pages
                                                                                         1                     2
-----------------------------------------------------------------------------------------------------------------------------------
2.  Amendment/Modification Number                    3. Effective Date            4. Requisition/    5. Solicitation Caption MMCP
1                                                    31-Mar-00                    Purchase Request   Managed Health Care Services
                                                                                  No. HC0CO139344

-----------------------------------------------------------------------------------------------------------------------------------
6. Issued By:                                                Code        2        7. Administered By (if other than line 6)
OFFICE OF CONTRACTING AND PROCUREMENT                             --------------  Department of Health
on behalf of the D.C. Department of Health                                        Medical Assistance Administration
441 4th Street, N.W., Suite 800 South                                             825 North Capitol Street, N.E.
Washington, D.C. 20001                                                            Washington, D.C. 20002


-----------------------------------------------------------------------------------------------------------------------------------
8.  Name and Address of Contractor (No. Street, city, country, state and ZIP Code)

Amerigroup Maryland, Inc.
857 Elkridge Landing Road, Suite 300
Linthicum, Maryland 21090                                                                                 (X)  9A. Amendment of
                                                                                                         ----- Solicitation No.

                                                                                                         --------------------------
                                                                                                               9B. Dated (See Item
                                                                                                               11)
                                                                                                         --------------------------
                                                                                                               10A. Modification of
                                                                                                               Contract/order No.
                                                                                                               Contract No.
                                                                                                           x   HC0CO139344
---------------------------------------------------------------------------------------------------------      --------------------
                                                                                                               10B. Dated (See Item
                 Code                                                               Facility                   13) 31-Mar-00

-----------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

-----------------------------------------------------------------------------------------------------------------------------------

       The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [___]
-----  is extended. [___] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______
       copies of the amendment: (b) By acknowledging receipt of this amendment on solicitation copy of the offer submitted; or (c)
       By separate letter or fax which includes a reference to the solicitation and amendment number. FAILURE OF YOUR
       ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY
       RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or fax, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

-----------------------------------------------------------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If Required)

-----------------------------------------------------------------------------------------------------------------------------------
                                   13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDER,
                                     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

-----------------------------------------------------------------------------------------------------------------------------------
 (x)   A. This change order is issued pursuant to: Changes Clause of the Contract
-----  The changes set forth in Item 14 are made in the contract/order no. in item 10A.

-----------------------------------------------------------------------------------------------------------------------------------
       B. The above number contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 DCMR, Chapter 36, Section 3601.2.
-----------------------------------------------------------------------------------------------------------------------------------
       C. This supplemental agreement is entered into pursuant to authority of:
-----------------------------------------------------------------------------------------------------------------------------------
       D. Other (Specify type of modification and authority)
-----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT            Contractor    X    is not,   is required to sign this document and return ____ copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------------
14. Description of amendment/modification (Organized by UCF Section headings, including solicitation/contract subject matter where feasible.)

See Continuation Sheet, Page 2.


-----------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item (9A or 10A) remain unchanged and in full force and effect
-----------------------------------------------------------------------------------------------------------------------------------
15A. Name and Title of Signer (Type or print)        16A. Name of Contracting Officer

                                                          Susan Fitzgerald
                                                          Supervisory Contracting Officer
-----------------------------------------------------------------------------------------------------------------------------------
15B. Name of Contractor     15C. Date Signed         16B. District of Columbia                                     16C. Date Signed

                                                     Susan I. Fitgerald                                              3/31/00

(Signature of person
authorized to sign)                                                         (Signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------------------

Contract HC0CO139344                                                 Page 2 of 2

D.C. Department of Health Contract No. HC0CO139344 for Managed Health Care Services as part of the D.C. Medicaid Managed Health Care Program is hereby modified as follows:


1. Page 11 , ARTICLE 1 - SCOPE OF SERVICES, Section E. REQUIRED INFORMATION, paragraph 7, is revised to read as follows:

      7.    Operational Indicators of Provider Performance and Encouter Data

            Provider shall provide to the District information on Performance Indicators for HMOs in accordance with the D.C. Medical Assistance Administration's "Measurement Specifications and Reporting Template for MCO Performance Measures" and Attachment V to this contract. In addition, Provider shall report to the District the following information for EPSDT services, quarterly by the 30th of the month following the calendar quarter of activity:

            a. Number of individuals eligible for EPSDT enrolled with the MCO;
            b. Number of individuals receiving at least one initial or periodic screening service from the MCO;
            c.    Actual number of initial and periodic screening services;
            d.    Number of individuals referred for corrective treatment;
            e.    Number of individuals receiving corrective treatment;
            f.    Number of individuals receiving vision assessments;
            g.    Number of individuals receiving dental assessments;
            h.    Number of individuals receiving hearing assessments.

2. Page 22, ARTICLE 1 - SCOPE OF SERVICES, Section G. ENROLLMENT, EDUCATION, AND OUTREACH, paragraph 6, is revised to read as follows:

      6.    Automatic Enrollment of Newborns

            All infants born to an enrollee shall be enrolled with the mother's provider effective on the date of birth. This enrollment with the mother's provider shall extend until the mother elects to disenroll the child, or the child is no longer eligible for Medicaid.

3. Page 50, ARTICLE XVIII - INCORPORATED DOCUMENTS, Section A is revised to add a new subsection 8 to read as follows:

            8. Attachment: D.C. Medical Assistance Administration's "Measurement Specifications and Reporting Template for MCO Performance Measures" (Attachment V).

================================================================================

               DISTRICT OF COLUMBIA MEDICAID MANAGED CARE PROGRAM

                              DEPARTMENT OF HEALTH

                        PREPAID, CAPITATED RISK CONTRACT

                            CONTRACT NO. ND0CO139344

================================================================================

Subject to the terms and conditions set forth herein, the Government of the District of Columbia (hereinafter "DISTRICT") and Americaid Community Care (hereinafter "PROVIDER OR CONTRACTOR"), hereby enter into a contract in accordance with the following terms:

WITNESSETH:

WHEREAS, persons eligible for care under the Medical Assistance Program operating under Title XIX of the Social Security Act, are in need of Medical Care;

WHEREAS, Section 1902(a)(27) of Title XIX of the Social Security Act requires states to enter into written agreement with every person or institution providing services under the State Plan for Medical Assistance (Title XIX);

WHEREAS, pursuant to Reorganization Plan No. 4 of 1996, effective July 11, 1997 which makes the D.C. Department of Health the agency responsible for administering the Medical Assistance Program (Title XIX) in the District of Columbia, and authorizes the Department of Health to take all necessary steps for the proper and efficient administration of the District of Columbia Medical Assistance Program;

WHEREAS, prospective Provider has been selected by the Department of Administrative Services through Solicitation No. 70l0-AA-NS-2-CR to participate in the D.C. Medicaid Managed Care Program, established pursuant to the authority set forth in the Medicaid Managed Care Amendment Act 1992, D.C. Law 9-247, D.C. Code, Sec 1-359(d) and Mayor's Order No. 93-218 and Provider's response to said solicitation is incorporated by reference into this contract and made a part hereof the same as if it were written herein; and

WHEREAS, award of this contract is necessary to provide for continuity of medical care during the period of time needed by the District to advertise and award replacement contracts as necessary to satisfy the District's minimum needs;

NOW, THEREFORE, the parties intending to be legally bound hereby agree as follows:

ARTICLE I - SCOPE OF SERVICES

       A.     GENERAL CAPABILITIES

              1. Provider shall at all times throughout the term of this contract:

                     a. maintain an adequate network of health service providers and agencies which is sufficient to meet the health care needs of Medicaid enrollees and which meets the specifications of this contract;

                     b. maintain accurate and current information regarding the membership of its provider network and the capacity (with supporting documentation) of each primary care provider within the network to accept new patients;

                     c. provide complete, accurate and current written information on its provider network membership and the new patient capabilities of each primary care provider within the network to any prospective or current enrollee (or her representative), the representatives of such enrollees, or organizations that counsel Medicaid-eligible persons regarding their choice of plans; and

                     d. provide or arrange for services, which are covered under this contract in accordance with professionally accepted standards of medical practice and the terms of this contract.

              2. Provider shall at all times throughout the term of this contract operate in accordance with the specifications contained in this document and amendments thereto, all applicable federal and District laws and regulations, and the written representations contained in Provider's Proposal and Best and Final Offer in response to Solicitation No. 7010-AA-NS-2-CR regarding its capabilities and services.

       B.     COMPLIANCE WITH FEDERAL AND DISTRICT LAW

       Provider shall at all times throughout the term of this contract meet the conditions of participation applicable to providers of services described in Section 1903(m) of the Social Security Act, 42 U.S.C. Section l396b(m) and implementing federal regulations.

              1. Provider shall at all times operate in accordance with the terms and provisions of the waiver of federal law granted to the District by the Secretary of Health and Human Services under Section 1915 (b) of the Social Security Act (42 U.S.C. Section 1396n(b)).

              2. Provider shall at all times throughout the term of this contract meet all conditions of participation applicable to providers of managed care services under the district Code
                     Section 1-359, and District of Columbia Municipal Regulation, Title 29, Chapters 53, 54 and 55.

              3. Provider and its sub-contractors shall at all times throughout the term of this contract comply with all federal laws and laws of the District barring discrimination in enrollment, access to health services, provision of health care coverage.

PROGRAM INTEGRITY

              4. Provider certifies that it has not been excluded, debarred, or suspended from participation in any program under Title XVIII or Title XIX under any of the provisions of Section 1128(a) or (b) of the Social Security Act (42 USC Section 1 320 a-7). Provider must notify the District contract administrator within 3 days of the time it receives notice that any action is being taken against Provider or any person defined under the provisions of Section 1128(a) or
                     (b) or any subcontractor, which could result in exclusion, debarment, or suspension of Provider or a subcontractor from the Medicaid program.

              5. Provider must comply with the provisions of, and file the certification of compliance required by the Byrd Anti-Lobbying Amendment, found at 31 U.S.C. 1352, relating to use of federal funds for lobbying for or obtaining federal contracts.

FRAUD AND ABUSE COMPLIANCE PLAN

              6. This contract is subject to all District and federal laws and regulations relating to fraud and abuse in health care and the Medicaid program. Provider must cooperate and assist DOH/MAA and any other District or federal agency charged with the duty of identifying, investigating, sanctioning or prosecuting suspected fraud and abuse. Provider must provide originals and/or copies of all records and information requested and allow access to premises and provide records to DOH/MAA or its authorized agent(s), HCFA, the U.S. Department of Health and Human Services, and the FBI. All copies of records must be provided free of charge.

              7. Compliance Plan. Provider must submit to DOH/MAA for approval a written fraud and abuse compliance plan, no later than 90 days after the effective date of the contract. Provider must designate an officer or director in its organization who has the responsibility and authority for carrying out the provisions of its compliance plan. Provider must submit any updates or modifications in its compliance plan to the District for approval at least 30 days prior to the modifications going into effect. Provider's fraud and abuse compliance plan must:

                     a. ensure that all officers, directors, managers and employees know and understand the provisions of Provider's fraud and abuse compliance plan;

                     b. contain procedures designed to prevent and detect potential or suspected abuse and fraud in the administration and delivery of services under this contract;

                     c. contain provisions for the confidential reporting of plan violations to the designated person in Provider's organization;

                     d. contain provisions for the investigation and follow-up of any compliance plan reports;

                     e. ensure that the identity of individuals reporting violations of the plan is protected;

                     f. contain specific and detailed internal procedures for officers, directors, managers and employees for detecting, reporting, and investigating fraud and abuse compliance plan violations;

                     g. require any confirmed or suspected fraud and abuse under District or federal law be reported to DOH/MAA;

                     h. ensure that no individual who reports plan violations or suspected fraud and abuse is retaliated against.

              8. Training. Provider must designate executive and essential personnel to attend mandatory training in fraud and abuse detection, prevention and reporting. Provider must schedule and complete training no later than 90 days after the effective date of any initial issue, update or modification of the written Model Compliance Plan.

              9. If Provider updates or modifies its written fraud and abuse compliance plan, Provider must train its executive and essential personnel on these updates or modifications no later than 90 days after the effective date of the updates or modifications.

              10. Provider's failure to report potential or suspected fraud or abuse may result in sanctions, contract cancellation, or exclusion from participation in the Medicaid program.

       C.     SPECIFIC PROVIDER QUALIFICATION

              1.     Qualified HMO

                     a. Provider shall throughout the term of this contract maintain its status as a federally qualified HMO or meet the requirements of an HMO as defined in the State Plan of Medical Assistance, Section 2.1C and Attachment 2.lA, which is incorporated herein by reference.

                     b. Provider shall throughout the term of this contract be in compliance with standards of operation under the district of Columbia's Health Maintenance Organization Act of 1996.

              2.     Medicaid Advisory Committee

                     Provider shall establish a Medicaid Advisory Committee, which shall meet at least quarterly to advise Provider on matters relating to services to Medicaid enrollees and whose membership shall include at least two (2) individuals enrolled with Provider as Medicaid beneficiaries under this contract.

              3.     Rules Regarding Provision of Certain Hospital Services

                     a. Provider shall utilize in its network only hospitals located in the District of Columbia and shall ensure that enrollees are admitted only to hospitals located in the district unless:

                            (1)    The enrollee has an emergency medical
                                   condition as defined in Article XXI of this contract, is admitted to a hospital located outside of the District, and cannot be transferred because the enrollee's condition has not been stabilized as required prior to the transfer of an individual under Section 1867 of the Social Security Act; or

                            (2) The patient requires one or more specialized services, which are available only from or through a hospital, which is located outside of the District.

              4.     Place of Business

              Provider shall maintain a business office in the District which shall operate during normal business hours and which shall be adequately staffed to ensure prompt and accurate responses to inquires from current or prospective enrollees, members of Provider's network and officials of the District or federal governments.

              5.     Anti-discrimination

              Provider shall not discriminate with respect to participation, reimbursement, or indemnification for any provider acting within the scope of that provider's license or certification under applicable State law, solely on the basis of such license or certification. This paragraph shall not be construed to prohibit an organization from including providers only to the extent necessary to meet the needs of the organization's enrollees or from establishing any measure designed to maintain quality and control costs consistent with the responsibilities of the organization.

       D.     FINANCIAL REQUIREMENTS

              1.     Debts of Provider

              Provider shall ensure through its contracts, subcontracts and any other appropriate manner that neither enrollees nor the District are held liable for Provider's debts in the event of Provider's insolvency.

              2.     Provider Payment Arrangements

                     a. For Provider that subcontracts with a Federally Qualified Health Center (FQHC), Provider shall contract with the FQHC on the same payment terms as other providers of similar services. If the FQHC exercises its right to be reimbursed at 100% of its reasonable costs, the District shall be responsible for the excess of reasonable cost over that amount paid to the FQHC by Provider.

                     b. Provider shall reimburse emergency facilities at the contracted rate for network facilities and at the current Medicaid rate for non-network facilities for the following services:

                            (1) the evaluation of an emergency medical condition or active labor which is required under the Emergency Treatment and Active Labor Act (Section 1867 of the Social Security Act) to determine the existence of an emergency;

                            (2) all medically necessary care and services furnished prior to the time that the enrollee becomes stabilized, as defined under that Act and can be appropriately transferred; and

                            (3) a medically appropriate transfer as defined under that Act.

              3.     Equity Balance

              Provider shall maintain a positive equity balance equal at all times to no less than $50.00 (fifty dollars) per Medicaid managed care enrollee.

              4.     Escrow Requirements

                     a. Provider shall deposit into an escrow account, which is established and held in trust in a financial institution for the sole purpose of holding this escrow, deposits, cash, short term securities, or letters of credit, or combination thereof. However, in no case shall letters of credit constitute more than 50% of the total deposit.

                     b. The total amount of the amount held in the escrow account at any time shall be the greater of the following:

                            (1) Five percent (5%) of Provider's estimated annual expenditures for health care services furnished to Medicaid enrollees;

                            (2)    One hundred thousand dollars ($100,000).

                     c. For purposes of paragraph 4.b of this section, the basis for calculating the amount of funds, which Provider must deposit into the escrow account, shall be Provider's prior year annual expenditures for health care services. For a Provider that is a new provider, the basis shall be its estimated first year's operating expenses as approved by the District.

                     d. The District may require Provider to increase its escrow deposits during any quarter in which, in the judgement of the District, Provider is experiencing rapid growth which exceeds the capabilities of the existing escrow find. District may order suspension of new Medicaid enrollment until the appropriate deposit is certified to the District.

                     e. Except as specified in paragraph "f" below, all income generated from Provider's escrow deposits shall belong to Provider and shall be paid to Provider as such additional income becomes available.

                     f. If Provider defaults, or fails to maintain insurance as required under this contract or if at any time the value of the escrow account is below the minimum level required under this contract, then the District may use the funds for the following purposes:

                            (1)    to recover any payments made to Provider;

                            (2) to cover the cost of care for Provider's enrollees until such individuals are assigned to another Provider and such other Provider assumes financial liability for the care and services which were the obligation of Provider, and

                            (3) to maintain the escrow balance required under this contract.

                     g. All funds held in escrow shall be invested only in securities or other investments permitted by District laws that govern the investment of assists that govern the investment of assets that constitute the legal reserves of life insurance.

              5.     Procedures in the Event of a Default by Provider

              Procedures for termination for default and Termination for the Convenience of the District are set forth in the Standard Contract Provisions For Use In District of Columbia Supply and Service Contracts (1999).

              6.     Reinsurance

              Provider shall obtain reinsurance at its own expense in the form of stop loss protection for itself and to the extent that reinsurance is required to comply with federal physician incentive plan regulations 42 CFR 479(g)(2), Provider or its subcontracting provider shall obtain reinsurance at its own expense in the form of stop loss protection.

              7.     Fiduciary Relationship

              Any director, officer, employee or partner of Provider who receives, collects, disburses or invests funds in connection with the activities of Provider shall be responsible for funds as a fiduciary of provider.

              8.     Fidelity Bonds

              Provider shall maintain in force a fidelity bond in an amount of not less than one-hundred thousand dollars ($100,000) per persons for each officer and employee who has a fiduciary responsibility of duty to the organization.

              9.     Liability and Malpractice Insurance

                     a. Provider shall obtain and maintain professional liability insurance and general liability insurance in an amount that is not less than $1 million for individual incidents and $3 million in annual aggregate to cover all claims that may arise either currently or in the future from Provider's operations under this contract.

                     b. For any insurance policy required under this contract, the District shall be a named insured listed on the policy.

              10.    Unemployment and workers compensation coverage

                     a. Provider shall maintain unemployment compensation coverage and workers' compensation insurance in accordance with applicable federal and District law and regulations.

                     b. In the event that any insurer or carrier notifies Provider of its intent to cancel its workers compensation insurance, Provider shall notify the District within 24 hours.

              11.    Cessation of Operations in the Event of Cancellation

                     a. If Provider's liability, malpractice, workers' compensation or unemployment compensation insurance is canceled or lapses, Provider shall cease to furnish services to enrollees until the insurance is reinstated or comparable coverage is obtained.

                     b. No payments shall be made by the District for Medicaid Enrollee until coverage is reinstated or obtained and proof is furnished to the District. Provider shall reimburse the District for any payments made by the District during a period in which insurance, which is required under this contract, has lapsed. The District may in its discretion adjust future payments to Provider to recoup the amount of payments made during any period during which Provider operated without the insurance required under this contract. The District may also use escrow account funds to pay for medical care which is the responsibility of Provider until the insurance required under the contract is obtained or reinstated and written proof is submitted to the District.

       E.     REQUIRED INFORMATION

              1.     Information Related to Provider's Response to Solicitation

                     a. Provider shall furnish the District with changes, updates and revisions to the procedures, policies and documents included in Provider's proposal and BAFO in response to Solicitation No. 7010-AA-NS-2 CR, related to the following areas:

                            (1)    Utilization review activities;

                            (2)    Provider procedure manuals;

                            (3)    Quality assurance program;

                            (4)    Access standards; and

                            (5)    Claims payments.

              2. Provider shall notify District within thirty (30) days of a contract termination involving any member of its network and shall report on whether such termination can be expected to affect provider's performance under this contract.

              3.     Financial Statements

                     Provider shall submit an audited financial statement to the District within 90 days of the close of Provider's fiscal year. The financial statements shall specify the expenses and revenues attributable to Provider's participation in the District's Medicaid Managed Care Program.

              4.     Complaints and Grievances

                     Provider shall furnish to the District on a quarterly basis (no later than 90 days following the last date of the applicable calendar quarter) the following information:

                     a. description of each grievance filed and the status and timing of the resolution. Indicate the grievances that were requests for expedited grievances.

              5.     Quality Assurance-Related Information

                     a. Provider shall submit to the District the following information relating to the quality assurance activities described in Article II as they occur during the term of the contract:

                            (1) descriptions of, and results obtained from, clinical studies and analyses of the quality and appropriateness of care furnished under this contract;

                            (2) copies of the questionnaires used by the Provider to conduct consumer satisfaction studies and memoranda and analyses regarding the results of such studies;

                            (3) minutes from the Medicaid Advisory Committee meetings; and

                            (4)    corrective action plans developed for
                                   individual providers concerning care provided under this contract, and

                            (5) minutes from the Provider's Quality Assurance Committee meetings shall be made available upon request by the District for review at Provider's site. All such minutes shall be kept confidential by reviewing parties as required under the District's Health Maintenance Organization Act of 1996.

              6.     EPSDT-related Information

                     a. Provider shall produce summary and enrollee specific data from the claims and medical records of its enrollees on EPSDT services described in 2.a.(9) of Solicitation 7010-AA-NS-2-CR Section H and/or from the EPSDT tracking system described in paragraph 6 of Solicitation 7010-AA-NS-2-CR Section I for the District as requested.

                     b. Provider shall submit aggregate information collected on EPSDT activity in the same format as the annual HCHA416 report, ninety days after the end of each calendar quarter or as requested by the District.

              7.     Operational Indicators of Provider Performance and
                     Encounter Data

                     a. Provider shall provide to the District information on Performance Indicators for HMOs in accordance with the D.C. Commission on Health Care Finance's "Measurement Specifications and Reporting Template for MCO Performance Measures" and Attachment V to this contract.

                            Provider shall furnish the District with the following indicators of Provider's performance under this contract:

                            (1) Enrollment -- reported monthly, by the 20th of the month following the month of activity;

                                   (a)    Number of new enrollees automatically
                                          assigned to a PCP;

                                   (b)    Number of new enrollees voluntarily
                                          selecting a PCP;

                                   (c) Average time between enrollment in MCO and assignment of a PCP; and

                                   (d)    Number of enrollees who changed PCPs.

                            (2) Services -- reported quarterly, by the 30th of the month following the calendar quarter of activity:

                                   (a) Number of PCP encounters, by specified age/sex categories;

                                   (b)    Number of initial PCP encounters, by
                                          specified age/sex categories;

                                   (c)    Average time between enrollment and
                                          first PCP encounter;

                                   (d)    Number of referrals from PCPs to
                                          network Specialists, by type of
                                          Specialist, by specified age/sex
                                          categories;

                                   (e)    Number of Specialist physician
                                          encounters, by type of specialist, by
                                          specified age/sex categories;

                                   (f)    Number of requests for out-of-network
                                          medical services, by type approved,
                                          denied, or pending;

                                   (g)    Average length of time between
                                          requests (report above) and decisions;


                                   (h)    Number of hospital admissions, by
                                          specified age/sex categories;

                                   (i)    Number of paid hospital days, by
                                          specified age/sex categories;

                                   (j)    Number of denied hospital days;

                                   (k)    Number of approved and denied
                                          emergency room visits, and

                                   (l)    Number of prescriptions paid, by
                                          specified age/sex categories.

                                   For EPSDT Services

                                   (m)    Number of individuals eligible for
                                          EPSDT enrolled with the MCO;

                                   (n)    Number of individuals receiving at
                                          least one initial or periodic
                                          screening service from the MCO;

                                   (o)    Actual number of initial and periodic
                                          screening services;

                                   (p)    Number of individuals referred for
                                          corrective treatment;

                                   (q)    Number of individuals receiving
                                          corrective treatment;

                                   (r) Number of individuals receiving vision assessments;

                                   (s) Number of individuals receiving dental assessments;

                                   (t)    Number of individuals receiving
                                          hearing assessments.

                            (3) For enrollees with HIV/Aids -- reported quarterly, by the 30th of the month following the quarter:

                                   (a)    Number of enrollees with HIV/AIDs, at
                                          the end of each calendar quarter;

                                   (b)    Number of pregnant enrollees tested
                                          for HIV, during the calendar quarter;


                                   (c)    Number of pregnant enrollees with
                                          AIDS, at the end of each calendar
                                          quarter;

                                   (d)    Number of child enrollees tested at
                                          birth for HIV, during the calendar
                                          quarter, and

                                   (e)    Number of child enrollees born with
                                          HIV/AIDS.

                                   (f)    Provider's description of its method
                                          for providing the District with
                                          aggregate and outcome measures, as
                                          well as its description of policies
                                          for transmission of data from network
                                          members in response to Sections C.9.2
                                          and C.9.3 of Solicitation
                                          7010-AA-NS-2-CR shall be incorporated
                                          into this contract as performance
                                          specifications.

                                   (g)    Provider shall submit enrollee
                                          specific encounter data at the time
                                          and in the format requested by the
                                          District.

                                   (h)    Provider shall submit additional
                                          aggregate outcome measures, as
                                          requested by the District. The
                                          District in collaboration with the
                                          Provider shall develop these aggregate
                                          outcomes measures during the term of
                                          the contract. Provider and the
                                          District shall mutually agree to all
                                          such outcome measures.

                                   (i)    Each month, Provider shall submit to
                                          the District the names and other
                                          information of all babies that are
                                          born to Provider's enrollees.
                                          Additionally, each quarter, Provider
                                          shall submit individual maternity
                                          information, including outcome data
                                          and prenatal care vistas to the
                                          District on the 30th day after the end
                                          of each calendar quarter for pregnancy
                                          terminations that occurred during the
                                          previous quarter. Formats for both
                                          reports required in this paragraph are
                                          in Attachment II.

              8.     Enrollee Information

                     Provider shall notify the District of enrollees for whom accurate addresses or current locations cannot be determined and shall document the activities that have been performed to locate the enrollees. Provider shall notify the District of known deaths of its enrollees.

              9.     Public Health-Related Information

                     a. Provider shall report to the District and to other District agencies as requested:

                                   (1)    individuals diagnosed with HIV/AIDS;

                                   (2)    persons that meet the District's
                                          definition of developmental delay;

                                   (3)    persons diagnosed as tuberculosis
                                          cases or as tuberculosis-infected
                                          individuals, children and adults with
                                          vaccine-preventable diseases, and
                                          other communicable diseases, and

                                   (4)    descriptions of Provider's health
                                          education programs, including
                                          curriculum, locations, and schedule of
                                          sessions.

                            b. On a quarterly basis Provider shall report to the district the proportion of enrollees under age 2 that are up-to-date on immunizations as measured by standards established by the Advisory Committee on Immunization Practices.

                            c.     Provider is responsible for referring
                                   pregnant and post-partum women and children up to age 5 who have or are at risk for nutritional deficiencies or have nutrition related medical conditions to the Special Supplemental Food Program for Women, Infants and Children (WIC) and for furnishing the WIC agency with the results of tests conducted to ascertain nutritional status.

                            d. Provider is responsible for notifying the District of Health Childhood Lead Poisoning Prevention Program of any child with an elevated blood lead level (greater than 10 ug/di) within 72 hours after identification and for coordinating lead inspection and abatement services furnished by the District with services required to treat the exposed child.

              10.    Physician Incentive Plans

                     Provider shall disclose to the District and, upon request, to the Department of Health and Human Services the information on its provider incentive plans listed in 42 C.F.R.

                     417.479(h)(1) at the times indicated at 42 C.F.R. 434.70(e), in order to determine whether the incentive plan(s) meets the requirements of 42 C.F.R. 417.479(d) --
                     (g) and, as applicable, (I). Provider shall provide the information on its physician incentive plans listed in 42 C.F.R. 417.479(h)(3) to any Medicaid client, upon request.

       F.     MARKETING

              1.     Permissible Marketing Activities

                     a. The following marketing activities shall be permitted under this contract:

                            (1) general information distributed through mass media (i.e., newspapers, magazines and other periodicals, radio, television, the Internet, and other media outlets):

                            (2) telephone calls, mailings and home visits in the case of individuals who are current enrollees of provider for the sole purpose of educating current enrollees about services offered by or available through Provider;

                            (3) general activities which benefit the entire community such as health fairs, school contributions or activity sponsorships, and health education and promotion programs; and

                            (4) materials distributed through the District or its enrollment agent.

              2.     Prior Approval of all Marketing Activities and Materials

                     a. Prior to undertaking any marketing activities, Provider shall submit for review by the District a detailed description of its marketing plan and all materials that it intends to use, including policies and manuals, advertisement copy, and public service announcements.

                     b. Prior to modifying any current permissible marketing activities, Provider shall submit for review by the District a detailed description of its proposed modified marketing plan and the materials it intends to use.

              3.     Content of Marketing Materials and Information

                     a. Provider may furnish the following information through the permissible marketing activities described in paragraph 1.a of this section:

                            (1) an explanation of service available through Provider;

                            (2) a description of the service network offered by Provider (including types of members, locations of members, and hours);

                            (3) the availability of services for persons whose primary language is not English or who have a disability; and

                            (4)    the availability of transportation services.

                     b. Written brochures and materials which are intended to encourage enrollees to select Provider and are distributed through the permissible marketing activities described in paragraph l.a. subdivisions 2 through 4 of this Article must be written at the 5th grade reading level and must at a minimum contain the following information:

                            (1) a statement that Medicaid beneficiaries can choose to enroll in any plan that is offered and that enrollment with Provider is voluntary;

                            (2) a listing of covered services and cost sharing requirements if applicable;

                            (3) an explanation of beneficiaries' right to select a primary care provider and to obtain family planning services from any qualified family planning provider, including the qualified family planning agencies that may not be members of Provider's network;

                            (4) an explanation of the importance of selecting a primary care provider from whom or through all care will be obtained;

                            (5)    an explanation of the availability of
                                   assistance from the District or its agent in selecting an M.O., and

                            (6) where and how to obtain detailed and specific information on available members of Provider's network prior to making a final plan selection.

              4.     Other Permissible Activities

                     a. Information distributed by a member of Provider's network directed to the member's current patients is limited to general information about the Medicaid Managed Care Program and notification of the member's inclusion in Provider's network as well as reference participation in every applicable plan. All such information must include a statement that Medicaid beneficiaries can choose to enroll in any plan that is offered and that enrollment with Provider is voluntary.

                     b. Prior to the distribution of any materials described in paragraph "a" above, Provider shall submit such materials for review by the District. Provider shall be responsible for ensuring that its network members comply with this Article for activities performed by the network members on Provider's behalf.

              5.     Prohibited Information and Activities

                     a. The following information and activities are prohibited in any marketing setting:

                            (1) materials which mislead or falsely describe covered or available services;

                            (2) materials which mislead or falsely describe network membership, the membership or availability of network providers, the qualifications and skills of network members (including their bilingual skills), or the hours and locations of network services;

                            (3) gifts, cash or promotions which are designed to induce enrollment by individual beneficiaries;

                            (4) compensation arrangements with marketing personnel that utilize any type of payment structure in which compensation is tied to the number (or classes) of persons who enroll, and

                            (5)    direct solicitation of prospective enrollees.

       G.     ENROLLMENT, EDUCATION, AND OUTREACH

              1.     Classes of Persons Eligible for Enrollment

                     a. Except as provided in paragraph "b" of this section, the following persons are eligible for enrollment under this contract:

                            (1)    TANF and TANF-- related individuals;

                            (2) infants born to women who are enrolled with Provider shall be automatically enrolled from the date of birth until disenrolled; and

                            (3) other actuarially equivalent individuals that might become eligible for Medicaid through expansions as allowed by the Balanced Budget Act of 1997 or through Medicaid waivers.

                     b. Individuals who meet the requirements of paragraph "a" of this section and are included in one or more of the following categories, are excluded from enrollment under this contract:

                            (1)    individuals whose eligibility is only
                                   retroactive;

                            (2) foster children, except those who reside in the District and whose care giver elects to enroll the child with Provider;

                            (3) individuals receiving Supplemental Security Income disability benefits and Social Security benefits;

                            (4) individuals who have been restricted to a specific provider by the District; and

                            (5) residents of a long-term care facility (nursing facility, intermediate care facility for the mentally retarded, residential treatment center, Hospital for Sick Children and mental institution).

              2.     Voluntary Enrollment and Default Providers

                     a. Individuals participating in the Medicaid Managed Care Program will select MCOs at their discretion. Enrollment by a person eligible under section "1" of this section with Provider shall be voluntary except for those persons who are automatically enrolled with Provider under paragraph "b" of this section.

                     b. Persons who do not voluntarily select a Managed Care Organization as required under the conditions of the Medicaid Managed Care Program shall be automatically enrolled with a participating managed Care Organization.

                     c. Except as described in paragraphs "d" of this Section, Provider shall receive one-seventh of the available automatic assignments made by the District on the fifteenth of each month. The effective date for enrollment for persons automatically assigned to Provider is the first day of the month following the month that the automatic assignment was made. Available automatic assignments shall be defined as persons who received appropriate notice under the conditions of the Health Care Finance Administration's March 19, 1997 letter approving the District's Medicaid Managed Care Program and failed to make a voluntary selection.

                     d. The District reserves the right to adjust the rate of automatic assignments set forth in paragraph "c" of this section if Provider fails to comply with terms of this contract.

              3.     Acceptance of all enrollees

                     Provider shall accept into its plan all individuals who are enrolled by the District or its agent in the order in which such individuals are enrolled.

              4.     Evidence of coverage and selection of primary care provider

                     a. Within ten (10) business days of the date on which the District notifies Provider that an individual has been enrolled with Provider, Provider shall issue to each enrollee the following:

                            (1)    a membership card which contains the
                                   effective date of enrollment, the
                                   individual's plan member identification
                                   number, and Provider's general information and emergency telephone numbers;

                     (2) a Member Handbook written at the 5th grade reading level and containing at a minimum the following information:

                            (a) covered services, including applicable limitations and exclusions;

                            (b) an explanation of the fact that services must be obtained from or through Provider and its network in order to have coverage's as well as the procedures which enrollees must follow in order to obtain covered primary care and specialty services covered under the contract;

                            (c) an explanation of the enrollee's right to select and change their PCP;

                            (d) a clear statement that emergency care is available 24 hours per day, seven days per week and instructions on what to do in the event of an emergency;

                            (e) identification of the services that are covered under the District's Medicaid plan but that are not part of Provider's service benefit package and that therefore may be obtained from any participating Medicaid provider without adhering to Provider's procedures;

                            (f) an explanation of enrollees' right to obtain family planning services covered under this contract from Provider of their choice regardless of the family planning provider's membership in Provider's network;

                            (g) an explanation of Provider's complaint and grievance process and telephone numbers for complaints and inquires;

                            (h) an explanation of the right to receive assistance from a personal representative of the enrollee's choice to initiate a grievance, and

                            (i) an explanation of the enrollee's right to complain, grieve or appeal to the District and the Office of Fair Hearings:

                            (j)    information of the availability of
                                   transportation and translation services as required under this contract, and

                            (k) an explanation of the enrollee's right to disenroll from Provider and the procedures for disenrolling.

                            (3) a list of all current network primary care members with open practices who are available to enrollees, with their addresses and telephone numbers.

                            (4) instructions on how to select a PCP which, shall include a process for selection by telephone, which shall include an explanation that an enrollee may remain with his or her current PCP if the PCP is a member of Provider's network. In any case in which the enrollee is a minor, the materials described in this section shall be issued to the child's parent or guardian and shall include information on how to obtain assistance in selecting a pediatric provider or remaining with a current PCP who is a member of Provider.

                            (5) a separate brochure explaining the EPSDT program at a 5th grade reading level which shall be preapproved by District and which lists all of the services available to children, clarifies that services are free, and that includes a telephone number which care givers can call to get assistance in scheduling an appointment and getting transportation.

              5.     Selection of Primary Care Provider

                     a. Provider shall allow each enrollee the freedom to choose from among its participating PCPs and change PCPs as requested. Where an enrollee has a preexisting relationship with a member of Provider's primary care network, Provider shall allow that enrollee to remain with his or her existing PCP.

                     b. If an enrollee does not choose a PCP, Provider shall designate a PCP for the enrollee. When designating PCPs, a Provider shall match enrollees with PCPs who are geographically accessible to the enrollee and assign all children within a single case to the same PCP.

                  6. Automatic Enrollment of Newborns

                     All infants born to an enrollee shall automatically be enrolled with the mother's Provider effective on the date of birth. This automatic enrollment with the mother's Provider shall extend until the child is disenrolled from Provider.

              7.     Disenrollment of Members

                     a.     No Provider may disenroll any enrollee.

                     b. Provider may seek permission to disenroll an individual who has been admitted to a long-term care facility and who is expected to remain in the facility for 30 consecutive days. If approved by the District, disenrollment is not effective until the first day of the first full month following the date of approval.

                     c. Provider may request disenrollment of a member who is found by the District to have demonstrated a pattern of disruptive or abusive behavior or whose utilization of services is fraudulent or abusive. Provider-initiated disenrollments may occur only in accordance with the following procedures:

                            (1) Provider must make the request in writing with supporting documentation of the conduct which is complained of as well as evidence that such conduct persisted despite attempts by Provider to mediate the dispute which led to Provider's request;

                            (2)    the District will reach a decision on
                                   Provider's request following a notice to the enrollee in which the enrollee in which the enrollee is given the opportunity to testify regarding the nature of the dispute; and the enrollee has the right to appeal the Department's determination to the Office of Fair Hearing.

                     d. Except as provided in paragraph "b" of this section, no enrollee shall be disenrolled solely due to the health status of the enrollee.

              8.     New Member Orientation Sessions

                     The Plan shall offer culturally appropriate orientation sessions for new members. New member orientation sessions shall be conducted in both Spanish and English, as well as in other languages designated by the District. Orientation sessions can be either in a group setting or individual meetings with new enrollees. The orientation sessions shall include at a minimum, an explanation of EPSDT services and the availability of scheduling and transportation assistance.

              9.     Health Education Activities

                     a. Provider shall conduct regular and culturally appropriate health education programs for members in accessible locations. At a minimum health education programs shall address the following issues:

                            (1) the importance and availability of preventive services for children and adults, in particular EPSDT services for children and cervical cancer screens and mammograms for women;

                            (2) the importance and availability of routine family planning services, early pregnancy testing, and early continuous prenatal care;

                            (3) the importance and availability of testing for HIV/AIDS and the services available for treatment of HIV/AIDS;

                            (4) the importance and availability of early intervention for infants, toddlers and school-age children who either have been diagnosed as having, or who are suspected of having, a developmental disability or delay;

                            (5) proper nutrition for pregnant women and children and the WIC program and how to obtain benefits, and

                            (6) the importance of treatment for alcohol and substance abuse and where and how to obtain such treatment.

                     b. Provider shall provide an annual written and oral explanation of EPSDT services to enrollees who are pregnant women, parents, child custodians and sui juris teenagers.

                     c. Provider shall provide enrollees who are pregnant women, parents, child custodians and sui juris teenagers written material that describes EPSDT services on their first visit and annually thereafter, including a pocket-size card with the schedule for screens, laboratory tests and immunizations.

              10.    EPSDT Outreach Activities

                     a. Provider shall conduct outreach activities to assist enrollees make and keep EPSDT appointments for eligible children. The outreach activities shall include every reasonable effort, including telephone calls, scheduling of appointments for recipients, mailed reminders and personal visits, to contact parents, guardians of children, or the children themselves, if appropriate, based on the child's age, who are due for, or who have failed to keep appointments for, EPSDT screens and laboratory tests set forth in the District's periodicity schedule, immunizations, or follow-up treatment to correct or ameliorate a defect identified during an EPSDT screen or laboratory test, or have otherwise not obtained EPSDT screens, laboratory tests, immunizations, follow-up treatment or other services, in order to assist them to obtain such services.

                     b. Provider shall offer scheduling and transportation assistance prior to the due date of each eligible child's periodic screening, laboratory tests and immunizations, when this assistance is requested and necessary as required by 42 CFR 440.170.

              11.    EPSDT Education for Members of Provider Network

                     Provider shall train all physicians providing EPSDT, at least annually, about the current requirements for EPSDT and shall develop a monitoring program to ensure, on at least an annual basis, that each physician providing EPSDT services has the necessary equipment and knowledge to perform such services in accordance with standard medical practice.

       H.     COVERAGE AND BENEFITS

              1.     Covered Services

                     a. This contract provides for coverage and provision by Provider of all medical assistance benefits and services that are listed in Attachment I, which is incorporated herein as part of this contract.

                     b. In making determinations regarding the minimum amount, duration and scope of coverage with respect to any service definitions and coverage requirements which apply to the District Medicaid program under federal and District law, 42 U.S.C. Section 1396 et. seq.; 42 C.F.R. Section 43 1 et. seq.

              2. Early and Periodic Screening Diagnosis and Treatment Services (EPSDT) for Enrollees Under 21 Years of Age

                     a. The EPSDT program is the pediatric component of Medicaid and requires coverage of periodic and interperiodic screens, vision, dental, and hearing care, diagnostic services needed to confirm the existence of a physical or mental illness or condition and all medical assistance services that are recognized under Section 1905 of the Social Security Act, even if not offered under the state plan to persons age 21 and older. In operating the EPSDT program, Provider shall be bound by all federal laws applicable to the program (including 42 U.S.C. Section 1396a(a)(43), 1396d(a)(4)(B), and
                            1396d(r)).

                            (1) Provider shall be responsible for coverage and provision of all periodic screening services in accordance with the periodicity schedule set forth in Attachment I, as well as interperiodic screening services, which shall be furnished to any child who is suspected by a health care provider or any person authorized to make decisions regarding the child's health of having a physical or mental health problem.

                            (2) Provider shall be responsible for coverage and provision of all EPSDT dental services set forth in Attachment I.

                            (3) Provider shall be responsible for coverage and provision of all EPSDT vision services set forth in Attachment I.

                            (4) Provider shall be responsible for coverage and provision of all EPSDT hearing services set forth in Attachment I.

                            (5) Provider shall be responsible for coverage and provision of all services required to diagnose a condition other than mental illness or addiction disorder diagnostic services. In the case of services required to diagnose a mental health condition in and individual under age 21, Provider shall arrange for such diagnostic services but is not responsible for the cost of providing such diagnostic services.

                            (6) Provider shall be responsible for coverage and provision of all medically necessary services recognized under Section 1905(a) of the Social Security Act, other than mental illness and addiction disorder services, transplant services, long term care facilities. Provider must cover all federally recognized services regardless of whether such services regardless of whether such service are available to enrollees age 21 and older. In the case of services which are required to treat a mental illness or addiction disorder in an individual under age 21, or which are needed for organ transplants or a condition that requires institutionalization in a long-term care facility, Provider shall arrange for such treatment services but is not responsible for the cost of providing such treatment services.

                            (7) Provider is responsible for provision of pediatric vaccines in accordance with the standards established by the Advisory committee on Immunization Practices. All members of Provider network who immunize children shall participate in the Vaccines for Children Program as a condition of this contract.

                            (8) Provider is responsible for the provision of necessary scheduling and transportation services requested by a child's family.

                            (9) Provider is responsible for ensuring the maintenance of a record for each enrolled child which contains the following information:

                                   (a)   the child's periodic screening status,
                                         including specific information on the
                                         child's status with respect to each
                                         element of the screening package;

                                   (b)   the child's immunization statues;

                                   (c)   the child's status with respect to the
                                         receipt of vision, dental and hearing
                                         care covered under this contract;

                                   (d) the presence of any diagnosed illnesses or conditions for which the child is or must be placed under treatment and the status of such treatment including treatment for mental illness and addiction related disorders which are provided and covered by entities other that Provider;

                                   (e)   all claims or requests for diagnostic
                                         or treatment services made on the
                                         child's behalf, the type of diagnostic
                                         or treatment service requested, the
                                         date of such claims or requests, the
                                         disposition of such claims or requests
                                         (i.e., approved, denied, deferred or
                                         pending) and the date of such
                                         disposition, and

                                   (f) the status of the child with respect to WIC referrals and referrals for abatement services following a diagnosis of elevated blood lead levels.

                            (10) In making medical necessity-related coverage determinations in the case of children under 21, Provider must authorize coverage if, taking into account the clinical evidence, as well as the recommendations of the child's PCP and other health, educational and social service professionals caring for the child, Provider determines that a service covered under this contract is necessary to:

                                   (a)   correct or ameliorate physical or
                                         mental condition; or

                                   (b)   prevent the onset or worsening of a
                                         disabling or chronic condition.

                            (11) In cases in which an EPSDT service covered under this contract is requested by any individual for a child who is receiving special education services, Provider may deny coverage only if it finds, consistent with the requirements of this section, that such service is not medically necessary.

                            (12) Provider shall provide case management services, as described in the HCFA State Medicaid Manual Section 4302 and as defined by 42 U.S.C. 1396n(g)(2), to children with a need for such services under the EPSDT program.

              3.     Pregnancy-Related Services

                     a. In accordance with federal law, 42 U.S.C. Section 1396a(a)(10), pregnancy-related services, Provider shall cover and provide the following care and services:

                            (1) prenatal care, including services for women who are identified as having HIV;

                            (2)    delivery services;

                            (3) post-partum care which continues until the last day of the month in which the women's 60th post-partum day occurs; and

                            (4) services related to any condition, which may complicate pregnancy, other than diagnosis and treatment services for mental illness or addiction disorders, transplant services, long-term facility services.

              4.     Mental Illness and Addiction Disorder Treatment Services

                     a. Services needed to treat mental illness or addiction disorders other than pharmaceuticals are excluded from the provision and coverage requirements of this contract.

                     b. Provider is responsible for arranging for mental illness or addiction disorder services if such assistance is requested by the enrollee or by the enrollee's PCP. Provider shall document the provision of such services in enrollees' medical records. Provider shall make available to the member a directory of mental health and substance abuse providers in the District. The District shall furnish a copy of the directory to the Provider. Provider shall assist the member in selecting a mental health and substance abuse provider and making an appointment, when requested and necessary.

              5.     Family Planning Services and Supplies

                     a. Provider is responsible for coverage of family planning services and supplies identified in Attachment I and for provision of such services if a request for assistance in obtaining such services is made by the enrollee.

                     b. Provider is responsible for payment of covered family planning services and supplies furnished by a Qualified family Planning Provider regardless of whether Provider is a member of Provider's network.

                     c. Provider may not require enrollees to seek prior authorization for such services.

                     d. As the agent of the District, Provider is responsible for making payment in accordance with federal requirements governing payment of claims made by participating providers and shall utilize the District's fee schedule in the case of Qualified Family Planning Providers that are not members of Provider's network.

              6.     Services for Children with Developmental Disabilities

                     a. Provider is responsible for coverage and provision of services other than services necessary for the diagnosis and treatment of mental illness and addiction disorders in the case of children with developmental disabilities, as defined in Article XXII.

                     b. In making coverage determinations in the case of children with developmental disabilities, Provider shall provide coverage if, taking into consideration the clinical evidence as well as the opinion of health, education and social service professionals furnishing care to such children, Provider determines that the care is necessary, to correct or ameliorate the effects of a developmental disability.

                     c. Provider shall coordinate with District agencies, including the Public School system and the District's Early Intervention Program that are responsible for services for infants, toddlers, preschool and school age children with developmental disabilities to develop a comprehensive plan of care.

              7.     Services for Persons with HIV or AIDS

                     a. Provider is responsible for coverage and provision of services necessary to the diagnosis and treatment of persons with HIV and AIDS other than services for mental illness or addictive disorders.

                     b. Provider is responsible for the provision of case management services, including necessary social services, to persons with HIV or AIDS.

              8.     Prescription Drug Services

                     a. Provider is responsible for the payment of all medically necessary prescription drugs written for its enrollees including prescribed drugs required for the treatment of mental illness and addiction disorders and the treatment related to organ transplants prescribed outside the hospital inpatient stay in which the transplant occurred.

                     b. In developing a drug formulary and making prescribed drug-related coverage determination Provider shall comply with 42 U.S.C. Section 1396r-8(d) with respect to formularies, prior authorization, and other permissible limitations.

              9.     Services of Advanced Nurse Practitioners and Nurse Midwives

                     Provider shall provide and pay for necessary and appropriate advanced nurse practitioner and nurse midwife services.

              10.    Coverage of Contract Services at the Time of Enrollment

                     a. Provider is responsible in the case of new enrollees for payment of services covered under this contract and included in any plan of care in effect at the time of enrollment. Such coverage duties will continue until the member is evaluated by his or her network PCP and the plan of care is modified.

                     b. Provider may cease payment for such care and services under the following circumstances:

                            (1) the enrollee has either selected or been assigned to a network PCP, and

                            (2)    either

                                   (a) an appointment has occurred and the PCP has modified the treatment plan, or

                                   (b)   the enrollee fails to meet with his or
                                         her PCP after three (3) documented
                                         efforts.

                     c. Provider is not responsible for the payment of claims for covered services provided during a hospital stay if the date of admission precedes the date of enrollment with the Provider. Provider is responsible for the payment of claims for covered services pro-vided during the entire hospital stay if the date of discharge is after the date of disenrollment from the Provider.

              11.    Transplant Surgery

                     a. Provider is responsible for the coverage of all transplant surgery services, except for those services provided during the inpatient stay in which the transplant surgery takes place.

                     b. Provider is responsible for arranging for the transplant surgery and obtaining authorization for the transplant surgery from the District. Provider shall be responsible for transplant surgeries when Provider fails to seek authorization for the transplant surgery.

              12.    General Rules on Service Coverage

                     a. In making coverage determinations under this contract, Provider shall adhere to all applicable federal and district regulations relating to coverage of Medicaid benefits, as well as to specific coverage criteria and procedures set forth in this contract. Decisions must result in a level of coverage that is sufficient to reasonably achieve the purpose, as defined in federal law, of the service or benefit whose necessity is reviewed. Provider may not arbitrarily deny or reduce the amount, duration or scope of a benefit covered under this contract solely because of the diagnosis, type of illness, or condition.

                     b. Provider may not deny coverage of otherwise covered medically necessary services included in this contract on the grounds that services are excluded because they are:

                            (1)    court-ordered;

                            (2) included in an individualized education plan or an individualized family service plan developed for a child covered by the Individuals with Disabilities Education Act
                                   (IDEA); or

                            (3)    either recommended or required to be
                                   furnished in a school setting in order to be appropriate for the child.

       I.     SERVICE AND ACCESS

              1.     Network Composition and Capabilities

                     a. Provider's network shall be sufficient to furnish all services covered under this contract and at a minimum must include the following classes of providers:

                            (1) primary care providers in sufficient numbers so that no PCP has more than 2,000 Medicaid Managed Care Program enrollees in total across all Providers participating in the Medicaid Managed Care Program. With regards to the determination of the sufficient number of PCP's, the following shall apply:

                                   (a)   The District shall furnish information
                                         to all Providers showing the number of
                                         Medicaid Managed Care Program patients
                                         assigned to each physician who also
                                         participates in one or more health
                                         plans as a PCP;

                                   (b)   In evaluating the capacity of PCPs,
                                         Provider shall take into consideration
                                         both a PCP's existing Medicaid patient
                                         load as well as its total patient
                                         load. Notwithstanding the fact that a
                                         PCP may not have more than 2,000
                                         Medicaid Managed Care Program
                                         patients, Provider shall not assign
                                         additional patients to the PCP unless
                                         it determines that the PCP can accept
                                         additional enrollees and continue to
                                         furnish care of reasonable quality and
                                         accessibility as required under this
                                         contract, and

                                   (c)   If the District determines that the
                                         Provider has exceeded the permissible
                                         patient load for PCPs which is
                                         specified in this contract or assigns
                                         to a PCP more enrollees than the PCP
                                         is capable of managing in light of its
                                         total patient load, the District will
                                         freeze Provider's enrollment.

                            (1)    adult and pediatric medical sub-specialists;

                            (2)    hospitals located in the District of
                                   Columbia; and

                            (3)    licensed pharmacies.

              2.     Service Time lines

                     a. In furnishing care under this contract Provider shall adhere to the following time lines;

                            (1) emergency services, as defined in Article XXII, shall be furnished immediately and without prior authorization;

                            (2) urgent care services, as defined in Article XXII, shall be furnished within 24 hours;

                            (3) initial appointments for pregnant women or persons desiring family planning services shall take place within 10 days of the request;

                            (4) appointments for the diagnosis and treatment of health conditions and problems that are not urgent shall take place within 30 days of the request;

                            (5)    appointments for asymptomatic health
                                   assessments of adults ages 21 and older shall take place within 30 days of request;

                            (6) appointments for periodic EPSDT screening examinations which are requested on behalf of a child shall take place within 30 days of the request;

                            (7) appointments for non-urgent EPSDT vision screening, preventive dental services, and hearing evaluation services shall take place within 30 days of request;

                            (8) appointments for initial EPSDT screens shall be offered to new enrollees within 45 days of the enrollee's enrollment date with Provider or at an earlier time if an earlier exam is needed to comply with the periodicity schedule and shall be completed within three months of the member's enrollment date with Provider, and

                            (9)    EPSDT screens, laboratory tests and
                                   immunization, to be considered timely shall be furnished within 30 days of the due date established in the periodicity schedule for children under 2 years of age and within 60 days of the due date established in the periodicity schedule for children over 2 years of age.

                     b. The average waiting time in a PCP's office, computed on a monthly basis for each PCP, shall be no greater than one hour.

              3.     Geographic Access Requirements

                     a. All individuals shall have the option to select a PCP who is located within thirty minutes (30) travel time of their place of residence by public transportation.

                     b. Provider shall include sufficient pharmacies in its network so that at least one pharmacy is available within 15 minutes by public transportation from the recipient's place of residence.

              4.     Translation Requirements

                     a. All materials furnished to prospective and current enrollees shall be available in English and Spanish, as well as other languages designated by the District.

                     b. Provider shall offer health education classes in English and Spanish, as well as other languages identified by the District.

                     c. Provider shall ensure that effective communication is provided for deaf persons in its administrative and medical services, in accordance with Section 504 of the Rehabilitation Act of 1973 and Title II of the Americans with Disabilities Act of 1990, 42 USC
                            Section 12112-14, including the availability of qualified sign language interpreters.

              5.     Transportation and Scheduling Assistance Requirements

                     a. Provider shall furnish all transportation for emergency services as defined in Article XXII.

                     b. Provider shall furnish all medically necessary transportation for non-emergency situations.

                     c. Provider shall offer and provide, if requested and necessary, transportation to EPSDT services.

                     d. Provider shall offer and provide, if requested and necessary, assistance with scheduling EPSDT appointments.

              6.     EPSDT Tracking Systems

                     a. Provider shall operate a system that tracks the following EPSDT activities for each enrollee:

                            (1)    the EPSDT screens, immunizations, and
                                   laboratory tests that the enrollee is due to receive;

                            (2)    the EPSDT screens, immunization , and
                                   laboratory tests that the enrollee has
                                   received and the dates that the screens, immunizations and laboratory tests occurred;

                            (3) whether the enrollee has been referred for corrective treatment as a result of an EPSDT screen or laboratory test and the date that any such referral occurred;

                            (4)    whether the enrollee has received the
                                   corrective treatment and the date that the corrective treatment occurred; and

                            (5)    the outreach activities described in section
                                   G.10 that have been performed with respect to the enrollee and the dates that each of the outreach activities occurred.

              7.     EPSDT Performance Standards

                     a. Provider shall meet the EPSDT participation ratio , as defined by the HCFA State Medicaid Manual,
                            Section 5360.B (November 1993) for Provider's enrollees according to the following schedule:

                            (1)    65% for D.C. Fiscal Year 2000; and

                            (2)    70% for D.C. Fiscal Year 2001.

                     b. If Provider fails to meet or show progress toward meeting the EPSDT performance standards in paragraph "a" of this section or ensure that children have their age-appropriate screens updated for missed opportunities, the District shall take any or all of the following actions (depending on the extent of the failure to comply or to demonstrate progress with the standards):

                            (1) require the Provider to develop and implement a corrective action plan, that is approved by the District and is designed to increase Provider's EPSDT participation ration;

                            (2)    require the Provider to utilize the
                                   Department's EPSDT case management program;
                                   or

                            (3) withhold an amount from the Provider's payment, pursuant to Article 11, Section A.3 at a rate of $45 for each enrollee that is required to be added to the numerator in Provider's EPSDT participation ratio to comply with the performance standards in paragraph "a" of this section.

       J.     ADVANCE DIRECTIVES

              1. Provider shall comply with the requirements of42 C.F.R. Ch. IV, subpart I of part 489 relating to maintaining written policies and procedures concerning advance directives.

              2. Provider shall ensure compliance with requirements of State law (whether statutory or recognized by the courts of the State) regarding advance directives. Provider shall inform individuals that complaints concerning the advance directive requirements may be filed with the State survey and certification agency.

              3. Provider shall provide for education of staff concerning its policies and procedures on advance directives.

       K.     THIRD PARTY LIABILITY

              1. Provider shall be responsible for identification and collection of third party liability as defined in federal statutes and regulations.

              2. Provider shall comply with the Health Care Assistance Reimbursement Act of 1984, effective June 14, 1984 (D.C. Law 5-86: D.C. Code Section 3-501 et seq.)

ARTICLE II -- QUALITY ASSURANCE AND MANAGEMENT

       A.     GENERAL REQUIREMENTS

              1.     Provider's quality assurance and management program shall:

                     a. comply with the requirements of HCFA's publication, Internal Quality Assurance Requirements of Managed Care Organizations;

                     b.     include a semi-annual enrollee satisfaction survey;

                     c. include and enrollee hotline and a system for tracking and reporting enrollee calls to the hotline; and

                     d. establish methods for monitoring compliance with quality of care guidelines, coverage requirements, and patient care access standards.

              2. Provider shall implement clinical care standards and practice guidelines that are based on national guidelines, or promulgated by professional medical associations, or other expert committees.

              3. Providers that have not received an accreditation by the National Committee on Quality Assurance (NCQA) shall conduct focused quality of care studies in the following clinical areas:

                     a.     childhood immunizations;

                     b.     prenatal care and birth outcomes;

                     c.     pediatric asthma and asthma related disease;

                     d.     hypertension;

                     e.     diabetes, and

                     f.     one other area determined by Provider.

              4. Providers that have received and accreditation by NCQA shall submit their plans for focused quality of care studies to be conducted during the contract term to the District for review and approval.

       B.     COMPLIANCE WITH CLIA

              Laboratories performing test on enrollee of Provider must be certified under the provisions of the Clinical Laboratory Improvement Amendments of 1988 (CLIA).

ARTICLE III -- GRIEVANCE AND COMPLAINT SYSTEM

       A. Provider shall maintain a complaint and grievance system, which complies with the requirements of 42 C.F.R. Section 434.32 with reasonable procedures for the prompt resolution of complaints initiated by enrollees.

       B. Provider shall maintain an expedited grievance system in the case of persons with HIV/AIDS that ensures that any individual dissatisfied with Provider's determination of coverage may appeal the determination and obtain a resolution with 72 hours of filing the request for a grievance. The reviewer shall be an individual who was not involved in the initial coverage determination. Aggrieved individuals shall have the right to submit additional data and to meet with the reviewer prior to a final determination.

ARTICLE IV -- SUBCONTRACTS

       A. No subcontract shall terminate the legal obligation of Provider to ensure that all activities carried out by the subcontractor conform to the provisions of this contract. Subject to these conditions, any service or function required to be provided by Provider may be subcontracted to a qualified organization or person.

       B. Each model subcontract (group and individual PCP and specialist; hospital; non-physician practitioner; other health care service contract) entered into by Provider for services furnished under this contract shall be submitted to the District for approval prior to the execution of the subcontract.

       C. The District shall notify Provider, in writing, of its approval or disapproval of the proposed subcontract within fifteen (15) business days of receipt of the proposed subcontract and supporting documentation required by the District. The District shall specify the reasons for any disapproval, which shall be based only on District or federal law or regulations.

       D. Failure to notify Provider of the approval or disapproval of the proposed subcontract within the fifteen- (15) day time limit referenced in Section C of this Article shall be construed as approval of the proposed subcontract.

       E. If a Provider executes a subcontract for services furnished under this contract that is materially different from the model subcontract approved by the District, the District may freeze enrollment or utilize any other remedy which it deems appropriate in accordance with the procedures in Article 11.

       F. The District may require Provider to furnish additional information relating to the ownership of the subcontractor, the subcontractor's ability to carry out the proposed obligations under the subcontract, and procedures to be followed by Provider to monitor the execution of the subcontract.

       G. Subject to the provisions of Section B of this Article, a Provider may enter into a subcontract with a health care provider who is not enrolled in the Medicaid program but who otherwise meets all other federal and District requirements for participation in the Medicaid program.

       H. A Provider shall not enter into a subcontract for Medicaid services with a health care provider who has been convicted of any crime or who has been the subject of any sanction described in
              Section 1128 of the Social Security Act. The District shall not reimburse a Provider for any services provided to a Medicaid recipient by a subcontractor who has been convicted of a crime or the subject of a sanction described in section 1128 of the Social Security Act.

       I. Each subcontract with a network member reported to the District as required by Section E, required Information, paragraph 2 shall be in writing, fully executed by both parties, and shall contain, at a minimum, the information required in 29 DCMR 5313.10.

       J. Provider shall periodically review the activities of the subcontractor for the purpose of identifying suspected fraud, abuse or violations of the terms of this contract and shall take prompt corrective actions consistent with the terms of the subcontract.

       K. Provider shall notify the District, in writing, of the termination of any subcontract and any arrangements made to ensure continuation of the services covered by the terminated subcontract not less than thirty (30) days prior to the effective date of the termination.

       L. If the District determines that the termination or expiration of a subcontract materially affects the ability of Provider to carry out its responsibility under this contract, the under this contract, the District may terminate this contract.

       M. Provider shall pay health care providers on a timely basis consistent with the claims payment procedures described in Section 1902(a)(37)(A) of the Social Security Act, unless the health care provider and Provider agree to an alternative payment schedule.

ARTICLE V -- NON-DISCRIMINATION

       Provider shall not either directly or through sub-contract, discriminate on the basis of race national origin, religion, sex, age, disability, sexual orientation, marital status, personal appearance, family responsibilities, income, Medicaid status, political affiliation, or place residence in the execution of any health care or administrative duty under this contract.

ARTICLE VI -- MEDICAID PROGRAM AND RECIPIENTS HELD HARMLESS

       A. In addition to the obligations set forth in Clause 10, of the Standard Contract Provisions, the Provider shall hold harmless the District government, the department and the enrollee against any loss, damage, expense and liability of any kind that arises from any action of the organizations or its subcontractors in the performance of this contract.

       B. Each subcontract shall contain a provision that requires the subcontractor to look solely to Provider for payment for services rendered.

ARTICLE VII -- CONFIDENTIALITY OF INFORMATION

       A. Provider and its subcontractors shall protect all information, records, and data collected and maintained by Provider or its subcontractors that identify enrollees from unauthorized disclosure by Provider or the District.

       B. Except as otherwise provided by federal law or regulation, the use or disclosure of information concerning enrollees shall be restricted to purposes directly related to administration of the Medicaid program in accordance with 42 C.F.R. 431.302.

       C. The information to be safeguarded shall include all information listed in 42 C.F.R. 431.305.

       D. The District agrees to maintain, and to cause its employees, agents or representatives to maintain on a confidential basis information concerning the Provider's relations and operations as well as any other information compiled or created by Provider which is proprietary to Provider and which Provider identifies as proprietary to the district in writing. If the District receives a request pursuant to the freedom of Information Act, the District shall determine what information is required by law to be released and retain authority over the release of that information

       E. The requirements of Sections A, B, C, and D of this Article shall survive the termination or expiration of this contract.

ARTICLE VIII -- ACCESS TO INFORMATION

       A. The provider and its subcontractors shall maintain all records required by this contract, for five (5) years. The records shall include all physical records originated or prepared in connection with the performance of this contract including but not limited to, books, reports, working papers, documents, financial records, medical records and charts, and the other documentation pertaining to costs, payments received and made, and services provided to covered enrollees.

       B. Provider shall permit authorized personnel of the district, the United States Department of Health and Human Services, the Controller General of the United States and any of their duly authorized representatives full access to the records for audit purposes.

       C. The District may examine the records of Provider and its subcontractors that were prepared in the course of carrying out Provider's obligation under this contract. The District may conduct on-site inspections and periodic medical audits of such records of as often as it is necessary to protect the interests of the District and the enrollees.

ARTICLE IX -- USE OF INFORMATION AND DATA

       A. The District shall have a license, free of charge, to use any data or information system, including software developed exclusively for the Medicaid managed Care Program, documentation and manuals, developed solely by Provider pursuant to the requirements of this contract.

       B. Data, information and reports collected or prepared by Provider in the course of carrying out its obligations under this contract shall not be used by Provider for any purpose not directly related to meeting the terms of this contract without the prior written permission of the District.

       C. The District may reproduce, publish and otherwise use and authorize others to use for district, state or federal government purposes, any material developed by Provider in the course of the performance of this contract, subject to Article 7.

ARTICLE X -- PAYMENT

       A. The District shall pay Provider a prospective monthly capitation rate for each Medicaid Managed Care Program enrollee that is enrolled with the Provider on the first day of each month.

       B. The District shall pay Provider the following capitation rates for each enrollee in each of the five rate categories for each month of enrollment with Provider:

                        1.          Children under one year of age      $ 474.18

                        2.          Children ages 1 through 12          $  70.40

                        3.          Females ages 13 through 18          $ 167.70

                        4.          Females ages 19 through 36          $ 238.44

                        5.          All others                          $ 159.84

       C. The District shall provide a remittance advice to the Provider on or before the first of the month that shall serve as the basis for determining payment for the month.

       D. Payments to Provider shall not exceed the upper payment limits as defined in 42 C.F.R. 447.361.

       E. In the event that the District, pursuant to the Changes Clause of the Standard Contract Provisions, adds, deletes or changes any services to be performed by the contractor under the Medicaid Managed Care Program, the capitation rates may be equitably adjusted (either upwards or downwards), only in the event that the changes cause a cumulative increase or decrease of more than three
              (3) percent of the total value of this contract.

       F. The District reserves the right to withhold capitated payments from the Provider for enrollees that the District cannot locate.

       G. Provider shall not impose co-payment requirements, or other fees on enrollees.

ARTICLE XI -- SANCTIONS FOR NON COMPLIANCE

       A. In addition to its rights under the Default Clause of the Standard Contract Provisions, if the District determines that Provider has failed to comply with terms of this contract or has violated applicable federal or District law or regulation, the District may after written notice of intent to Provider:

              1. require submission of a corrective action plan before exercising the right to impose any other sanctions for non-compliance authorized by this section;

              2.     freeze enrollment;

              3.     withhold part of Provider's payment;

              4. forfeit all or part of the deposit identified in Section D, Financial Requirements, paragraph 4.;

              5. terminate this contract (with 30 days advance notice to Provider);

              6.     deny payments for new enrollees under 42 C.F.R. 434.42;

              7.     impose a financial sanction as approved by HCFA; and/or

              8. utilize any other sanctions set forth in 29 D.C.M.R. 5320, et seq., as may be amended from time to time.

       B. Payments provided for under this contract, shall be denied for new enrollees when and for so long as, payment for those enrollees is denied by the Health Care Financing Administrations under 42 C.F.R. 434.67(e).

       C. Before taking any action described in the Article, the District shall provide written notice which shall include at least the following:

              1. a citation to the law or regulation or contract provision that has been violated;

              2. the sanction to be applied and the date the sanction will be imposed;

\
              3. the basis for the Department's determination the sanction should be imposed; and

              4. the time frame and procedure for Provider to appeal the Department's determination.

       D. A Provider's appeal of an action pursuant to this Article shall not stay the effective date of the proposed action.

ARTICLE XII -- TERM AND TYPE OF CONTRACT

       A.     Type of Contract

              This is an indefinite quantity contract with payment based on the fixed capitation rates set forth in Article X. The District is required to order and Provider is required to provide services to a minimum of 1 0 enrollees. Provider shall also be required to provide service, if and as ordered by the District, to additional quantities of enrollees not to exceed a maximum of 80,000 enrollees.

       B.     Term of Contract

              1. The term of this contract is twelve months from the date of award, subject to the right of the District to effect a no-cost termination in accordance with subsection 2, below.

              2. In addition to the right of the District to terminate the contract for convenience, Clause 20, and terminate for default, Clause 9, Standard Contract Provisions, the contracting officer may order a no-cost contract termination. If the contracting officer orders a no-cost termination, the following provisions apply.

                     a. By signing the contract, the contractor agrees that the contracting officer has the right to terminate this contract at no cost to the District in order to allow the contracting officer to award contracts under a District solicitation for District of Columbia Healthy Families Plans (DCHFP) and Child and Adolescent SSI Plans (CASSIP); and

                     b. The District shall provide to the Provider a 30-day notice of no-cost termination prior to terminating the contract at no cost. The effective date of the no-cost termination shall be the date of award of the contracts awarded under a District solicitation for District of Columbia Healthy Families Plans (DCHFP) and Child and Adoles-cent SSI Plans (CASSIP). The contracting officer shall promptly notify Provider in writing of the date of award of the contracts awarded under a District solicitation for District of Columbia Healthy Families Plans (DCHFP) and Child and Adolescent SSI Plans (CASSIP); and

                     c. Within 90 days after the effective date of the no-cost termination, Provider shall discharge any outstanding payments, debts due to the District, or other Provider obligations.

       C.     Contract Crossing Fiscal Years

              Continuation of this contract beyond each fiscal year is contingent upon future fiscal appropriations.

       D.     Continuity of Services

              It is essential that continuity of services be maintained under this contract. Therefore, in the event that the awarded contract expires or is terminated for convenience, default or at no-cost, the Provider shall cooperate with both the Contracting officer and any successor contractor to enable the smooth transition from one Provider to another. This cooperation shall include the availability of all records regarding each client and of equipment purchased with government funds. Provider shall assure that his/her program management and staff is available for transition meetings and conferences with District staff and the staff of the new contractor.

ARTICLE ARTICLE XIII -- PRE-AWARD APPROVAL

       A.     Council Approval

              In accordance with the District of Columbia Financial Responsibility and Management Assistance Act of 1995, P.L. 104-8, and the Council Contract Approval Emergency Amendment Act of 1995, D.C. Code Section 1 - 1181.5a, before the District may award this contract, the Council of the District of Columbia must approve the contract if the award is over one million dollars.

       B.     Authority Approval

              In accordance with regulations adopted pursuant to the District of Columbia Financial Responsibility and Management Assistance Act of 1995, P.L. 104-8, the District of Columbia Financial Responsibility and Management Assistance Authority may elect to review this contract prior to its award.

ARTICLE XIV -- FIRST SOURCE EMPLOYMENT AGREEMENT

       Provider shall maintain compliance with the terms and conditions of the First Source Employment Agreement executed between the District of Columbia and Provider throughout the entire duration of the contract.

ARTICLE XV -- CERTIFICATION REGARDING A DRUG-FREE WORKPLACE

       A.     Definitions As Used in This Provision

              1. "Controlled substance" means a controlled substance in schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.15.

              2. "Conviction" means a finding of guild (including a plea of nolo contendere) or imposition of sentence, or both, by a judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes.

              3. "Criminal drug statute" means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

              4. "Drug-free workplace" means the site(s) for the performance of work done in connection with a specific contract at which employees of Provider are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

              5. "Employee" means an employee of a Provider directly engaged in the performance of work under a Government contract. "Directly Engaged" is defined to include all direct cost employees and any other provider employee who has other than minimal impact or involvement in contract performance.

              6. "Individual" means an offeror/contractor that has no more than one employee including the offeror/provider.

       B. Provider, no later than 30 calendar days after contract award completes the following:

              1. Publish a statement notifying such employees that the unlawful manufacturer, distribution, dispensing, possession or use of a controlled substance is prohibited in Provider's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

              2. Establish a drug-free awareness program to inform such employees about:

                     a.     the dangers of drug abuse in the workplace;

                     b. Provider's policy of maintaining a drug-free workplace;

                     c. Any available drug counseling, rehabilitation and employee assistance programs; and

                     d. The penalties that may be imposed upon employees for drug abuse violation occurring in the workplace;

              3. Provide all employees engaged in performance of the contract with a copy of the statement required by paragraph 1 of this section;

              4. Notify such employees in the statement required paragraph 1 of this section that, as a condition of continued employment on the contract resulting from this solicitation, the employee will:

                     a.     Abide by the terms of the statement; and

                     b. Notify the employer of any criminal drug statute conviction for a violation occurring in the workplace no later than five calendar days after such conviction;

              5. Notify the Contracting Officer in writing within (10) days after receiving notice under paragraph 4.b. of this section from an employee or otherwise receiving actual notice of such conviction. The notice shall include the position title of the employee; and

              6. Within 30 calendar days after receiving notice under paragraph 4.b. of this section of a conviction, take one of the following actions with respect to any employee who is convicted of a drug abuse violation occurring in the workplace:

                     a. Take appropriate personnel action against such employee, up to an including termination; or

                     b. Require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purpose by a Federal State, or local health law enforcement, or other appropriate agency.

              7. Make a good faith effort to maintain a drug-free workplace through implementation of paragraphs 1 through 6 of this section.

       C. Provider, if an individual, agrees by award of the contract or acceptance of a purchase order not to engage in the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance in the performance of this contract.

       D. In addition to other remedies available to the Government, Provider's failure to comply with the requirements of sections B or C of this Article, may, pursuant to PAR 23.506 render Provider subject to suspension of contract payments, termination of the contract for default, and suspension or debarment.

ARTICLE XVI -- CONTRACTING OFFICER/CONTRACT ADMINISTRATOR

       A.     Contracting Officer

              The D.C. Department of Health Contracting Officer who has the appropriate contracting authority is the only District official authorized to contractually bind the District through signing contract documents. All correspondence to the Contracting Officer shall be forwarded to the Contracting Officer who shall be:

                                    Chief Procurement Officer or Designee
                                    Office of Contracting and Procurement
                                    441 4th Street, N.W., Suite 800S
                                    Washington, D.C. 20001
                                    Telephone No.: 202-727-0252
                                    Facsimile Number: 202-724-5673

       B.     Contract Administrator

              The Contract Administrator is responsible for general administration of the contract and advising the Contracting Officer as to the Contractor's compliance or noncompliance with the contract. In addition, the contract Administrator is responsible for the day-to-day monitoring and supervision of the contract. The Contract Administrator shall be:

                                    Dr. Herbert H. Weldon, Jr., Director
                                    Medical Assistance Administration
                                    825 North Capitol Street, N.W., 5th Floor
                                    Washington, D.C. 20002
                                    Telephone No. 202-442-9090

       C. The Contract Administrator (CA) will have the responsibility of ensuring that the work conforms to the requirements of the contract and such other responsibilities and authorities as may be specified in this contract. It is understood and agreed that the CA shall not have authority to make changes in the scope or terms and conditions of the contract.

       D. Provider is hereby forewarned that, absent the requisite authority of the CA to make any such changes, Provider may be held fully responsible for any changes not authorized in advance, in writing, by the Contracting Officer, may be denied compensation or other relief for any additional work performed that is not so authorized, and may also be required, at no additional cost to the District, to take all corrective action necessitated by reason of unauthorized changes.

ARTICLE XVII -- CANCELLATION CEILING

       In the event of cancellation of the contract because of non-appropriation for fiscal year 2001, there shall be a cancellation of $0 representing responsible pre-production and non-recurring cost, which will be applicable to the items of service being furnished and normally amortized over the life of the contract.

ARTICLE XVIII -- INCORPORATED DOCUMENTS

       A. The following documents are incorporated herein by Reference and as Attachments where noted:

              1. Reference: Court Orders and Statutory and Regulatory Provisions; D.C. Civil Action No. 93-452 (GK) (Salazar Court Order of January 22, 1999); Medicaid Managed Care Amendment Act 1992, D.C. Law 9-247, D.C. Code Section 1-359(d) and Mayor's Order No. 93-218; 42 CFR PART 434 Subparts C, E, and F.

              2. Attachment: The Standard Contract Provisions For Use With District of Columbia Government Supply and Services Contracts, dated October 1, 1999 (Attachment IV)

              3. Reference: Solicitation No. 7010-AA-NS-2-CR and amendments thereto.

              4.     Reference: Provider's Proposal and Best and Final Offer
                     (BAFO) in response to Solicitation No. 7010-AA-NS-2-CR, incorporated in Provider's Contract No. 7010-AD-NS-2-CR executed March 10, 1998.

              5. Attachment: Covered Services (Attachment I) and Report Format (Attachment II)

              6. Attachment: SCA Wage Determination No. 94-2103, Revision No. 19, dated June 28, 1999(Attachment III).

ARTICLE XIX -- ORDER OF PRECEDENCE

       A. The following is a list of documents in order of priority to resolve any conflicts or inconsistencies among the terms of this contract or any contract references. A conflict in language shall be resolved by giving precedence to the document in the highest order of priority that contains language addressing the issue in question. The following documents are incorporated into the contract by reference in the following order of priority:

              1. Court Orders and Statutory and Regulatory Provisions; D.C. Civil Action No. 93-452 (GK) (Salazar Court Order of January 22, 1999); Medicaid Managed Care Amendment Act 1992, D.C. Law 9-247, D.C. Code Section 1-359(d) and Mayor's Order No. 93-218; 42 CFR PART 434 Subparts C, E, and F.

              2. Articles I through XXII of this Contract (including Covered Services (Attachment I) and Report Formats (Attachment
                     IV)).

              3.     Solicitation No. 7010-AA-NS-2-CR and amendments thereto.

              4. Provider's Proposal and Best and Final Offer (BAFO) submitted in response to Solicitation No. 7010-AA-NS-2-CR.

              5. SCA Wage Determination No. 94-2103, Revision No. 19, dated June 28, 1999.

ARTICLE XX -- INSURANCE

       The Provider shall maintain the following insurance coverage throughout the term of this contract:

       A. Comprehensive General Liability: Insurance against liability for personal and bodily injury and property damage insurance in the amount of at least one million dollars ($1,000,000.00).

       B. Workers' compensation: The Provider shall carry worker's compensation insurance covering all of its employees employed upon the premises and in connection with its other operations pertaining to this agreement, and the Provider shall comply at all times with the provisions of the workers' compensation laws of the District.

       C. Employer's Liability: The Provider shall carry employer's liability of at least one hundred thousand dollars ($100,000.00).

       D. Comprehensive Automobile Liability: The Provider shall carry comprehensive automobile liability insurance applicable to owned, non-owned and hired vehicles against liability for bodily injury and property damage. The policy covering automobiles shall provide coverage of at least two hundred thousand dollars ($200,000.00) per person and five hundred thousand ($500,000.00) per occurrence for bodily injury and twenty thousand dollars ($20,000.00) per occurrence for property damage.

       E. Umbrella Liability Insurance: The Provider shall carry umbrella liability insurance of at least one million dollars
              ($1,000,000.00).

       F. The Provider shall have or obtain and maintain throughout the term of the contract medical malpractice insurance (or other appropriate professional liability insurance) for not less than one $1 million for individual incidents and $3 million in annual aggregate to cover all incidents of malpractice alleged to have occurred during the term of the contract. The provider shall purchase a "Tail" for the policy: (a) when the Provider cancels or fails to renew the policy or (b) when the contract expires, whichever occurs first. Failure to maintain malpractice insurance at any time during the term of the contract shall be a basis for termination of the contract for default. A copy of all correspondence between the Provider and its malpractice insurer shall be sent the Contract Administrator.

       G. All insurance provided by the Provider as required by this section, except comprehensive automobile liability insurance, shall set forth the District as an additional insured. All insurance shall be written with responsible companies licensed by the District with duplicate copies to be delivered to the District's Contracting Officer within fourteen (14) days of contract award. The policies of insurance shall provide for at least thirty- (30) days written notice to the District prior to their termination or material alteration.

ARTICLE XXI -- DEFINITIONS

       A. The term "District" shall mean the Government of the District of Columbia.

       B.     The term "Department" shall mean the Department of Health.

       C. The terms "TANF" and "TANF-related" individuals means persons who fall within one of the following eligibility categories under the district's Medicaid plan:

              1. an individual who meets the eligibility requirements for TANF (formerly AFDC) that were in effect as of July 16th, 1996, adjusted at the option of the District in accordance with federal law.

              2. an individual who is eligible for Medicaid because the person is a pregnant woman with an income at or below 185% of poverty as defined in federal regulations; a child under the age of one in a family with an income at or below 185% of poverty; a child between the ages of one and six in a family with an income at or below 133% of poverty; or a child born after September 30, 1983 in a family with an income at or below 100% of poverty.

              3. an individual who is categorized as TANF-related by the District's State Medicaid Plan or federal law, (including medically needy and transitional Medicaid).

       D. The term "mental health services" means care and services which are covered under the District of Columbia Medicaid plan or that are otherwise furnished to District residents pursuant to any other program and which are required for the diagnosis and treatment of an illness or condition which is classified as a mental disorder under the ICD-9 or DSM IV.

       E. The term "substance abuse services" means care and services which are covered under the District of Columbia Medicaid plan or that are otherwise furnished to District residents pursuant to any other program and which are required for the diagnosis and treatment of an illness or condition which is classified as an addiction-related disorder under the ICD-9 or DSM IV.

       F. The term "Provider" means a managed care organization participating in the district's managed care program for TANF and TANF-related persons authorized under D.C. Code sec. 1-359(d).

       G. The term "PCP" means a primary care provider who may be a FQHC, general or family practitioner, internist, pediatrician, advanced practice registered nurse, or obstetrician/gynecologist working in a private office or in a clinical setting.

       H. The term "emergency medical condition" means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in:

              1. placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy,

              2.     serious impairment to bodily functions, or

              3.     serious dysfunction of any bodily organ or part.

       I. The term "administrative expenses" includes all costs associated with the overall management and operation of the plan, including compensation, interest expense, occupancy, depreciation and amortization directly associated with administrative services, marketing and aggregate write-ins for other administrative expense.

       J. The term "net excess or deficit of revenues over expenses" means total revenues minus total expenses plus or minus extraordinary items and provision for federal income taxes.

       K. The term "net worth" means total net worth at the start of the year plus the increases or decreases in capital, retained earnings, reserves and restricted funds, and unassigned surplus.

       L. The term "developmental disability" shall mean a severe, chronic disability that (1) is (or suspected of being) attributable to a mental or physical impairment or combination of mental and physical impairments, (ii) is manifested before the individual attains age 22, (iii) is likely to continue indefinitely, and (iv) results in functional limitations or impairment of normal growth and development (if not treated), and (v) when applied to infants and young children with substantial developmental delay or specific congenital or acquired conditions, either does or (if not treated could) result in developmental disabilities.

       M. The term "urgent medical condition" shall mean a condition which, if not treated within 24 hours could lead to serious impairment of bodily function or serious dysfunction of any bodily organ or part.

       N. The term "stabilize" means the provision of treatment necessary to assure, within reasonable medical probability, that no material deterioration of the condition is likely to result form or occur during the transfer of the individual from the facility.

       O. The term "medically appropriate transfer" means a transfer from a hospital, which complies with the requirement of 42 U.S.C. Section 1395dd(c).

       P. The term "Early Periodic Screening, diagnosis and Treatment (EPSDT)" shall mean the pediatric component of the Medicaid program created and implemented by federal statute and regulations.

       Q. The term "enrollee" shall mean a Medicaid Managed Care Program recipient who is enrolled with Provider for services under this contract.

       R. The term "Federally Qualified Health Center (FQHC)" shall mean a health center as defined in 42 C.F.R. 405.2430-2470.

       S. The term "Medicaid Managed Care Program" shall mean the program established pursuant to the Medicaid Managed Care Amendment Act of 1992, effective March 17, 1992 (D.C.Law 9-247, D.C. Code Section 1-359) as amended.

       T. The term "Qualified Family Planning Provider (QFPP)" shall mean any public or not-for-profit health care provider that complies with Title X guidelines/standards and receives Title X funding.

       U. The term "reinsurance" shall mean the insurance protection to be obtained by Provider for costs over a certain level incurred by a capitated provider for services rendered to an enrollee.

       V. The term "Prepaid Capitated Risk Contract" shall mean a provider contract for a scope of services specified in 42 C.F.R. 434.21(b) paid on a prepaid per enrollee basis where the exposure to financial loss is retained by the provider.

       W. The term "stop loss reinsurance" shall mean a type of reinsurance that limits the financial liability of a Provider for expenses incurred for rendering services to an enrollee under this contract.

       X. The term "subcontract" shall mean any written agreement between Provider and another party that requires the other party to provide services or benefits that Provider must make available pursuant to the provisions of this contract.

ARTICLE XXII -- TOTAL AGREEMENT OF THE PARTIES

       This contract, including specifically incorporated documents, constitutes the total and entire agreement between the parties. All previous discussions, writings, and agreements are merged herein.

                                   ATTACHMENT

                                 D&F SOLE SOURCE

                        CLASS DETERMINATION AND FINDINGS
                                       FOR
                             SOLE SOURCE PROCUREMENT


AGENCY:  Department of Health, Medical Assistance Administration

CONTRACTORS' NAMES AND ADDRESSES                     CONTRACT NO.
(SEE ATTACHMENT A)                                   (SEE ATTACHMENT A)

CAPTION: Medicaid Managed Care Program, Managed Care Organization (MCO) Services


                                    FINDINGS

1.       AUTHORIZATION:

         Section 305 of the District of Columbia Procurement Practices Act of 1985, D.C. Code, Section 1-1183.5; 27 DCMR 1207, 1208, 1705

2.       MINIMUM NEED:

         The District must continue the Medicaid Managed Care Program so that Medicaid-eligible persons enrolled with seven Managed Care Providers will continue to receive medical care. The seven current Managed Care Providers are identified in Attachment A. Current contracts with these Providers expire March 31, 2000, and the District must award new, interim contracts to continue current MCO services for a term to cover the time period before the District can complete a competitive reprocurement and award replacement contracts. Award of the interim contracts will meet the needs of current MCO enrollees, enabling them to continue to receive medical care from the Medicaid Provider assigned by the District or selected by the enrollee under the Medicaid Managed Care Program. The term of the interim, sole-source contracts will be one year; however, this term shall be abbreviated and the contracts will terminate without cost to the District upon award of replacement contracts.

3.       ESTIMATED REASONABLE COST:

         The estimated amount for the interim contracts is $129,717,456.

4.       EXPIRATION DATE OF CLASS DETERMINATION AND FINDINGS:

         This Determination and Findings (D&F) shall expire on March 31, 2001.

5.       FACTS WHICH JUSTIFY SOLE SOURCE PROCUREMENT:

         The contractors identified in Attachment A currently are providing managed care services under the Medicaid Managed Care Program. The contracts for these services were awarded competitively and will expire on March 31, 2000. The Department of Health is developing a new

         Statement of Work and will issue a new solicitation for competitive procurement and award of new contracts to Medicaid managed care organizations. However, the solicitation, proposal preparation/evaluation, source selection, and contract award process will take many months and may not be approved by the City Council until fiscal year 2001. Because the Medicaid Managed Care Program and the health care services it provides are vital to the District and cannot be interrupted, it is necessary to enter into sole-source contracts with all of the current service providers for a time period sufficient to allow for completion of the new procurement. Accordingly, until such time that the District awards the replacement contracts, the Medicaid managed care contractors are the only contractors that have the ability to continue to provide to the enrollees medical care by the same Medicaid provider that the District assigned the enrollees or that the enrollees selected under the Medicaid Managed Care Program. The Office of Contracting and Procurement did not conduct a market survey since the seven contractors are the only sources that are currently servicing the Medicaid population and meet the District's minimum needs.


                            CERTIFICATION OF FINDINGS

         I certify that the above findings are correct and complete, that the estimated price is fair and reasonable, and that sole-source contracting is in the best interest of the District.

         [illegible signature]                                                          3/14/00
         ------------------------------------------                                     ---------------
         Ivan C.A. Walks, M.D.                                                          Date
         Director


         /s/ Emma C. Fair                                                               3/15/2000
         ------------------------------------------                                     ---------------
         Emma C. Fair                                                                   Date
         Interim Agency Chief Contracting Officer

                                  DETERMINATION

Based on the findings, and in accordance with D.C. Code Section 1-1183.5(a) and 27 DCMR Sections 1705.1 and 1010.2, it is hereby determined that the services should be procured from the class of contractors identified herein by use of the sole source method of procurement. It is further determined that this procurement action is in the best interests of the District of Columbia, and that the costs are fair and reasonable.

/s/ Elliot b. Branch                                                                    3/16/2000
-------------------------------------                                                   -----------------
Elliott B. Branch                                                                       Date
Director
Office of Contracting and Procurement

ATTACHMENT A
CLASS D&F FOR MEDICAL ASSISTANCE ADMINISTRATION


      VENDOR                                      ADDRESS                                           CONTRACT AMOUNT
Advantage Healthplan, Inc.                P0 Box 9596                                        $         5,063,904.00
Contract No. HCOCO 139343                 Washington D.C. 20016

Americaid Community Care                  857 Elkridge Landing Rd                            $        20,113,044.00
Contract No. HC0C0139344                  Linthicum, Maryland 21090
                                          Suite 300

American Preferred Provider Plan          1501 M Street, N.W.                                $         7,214,460.00
Contract No. HC0C0139345                  Washington, D.C. 20005
                                          5th Floor

Capital Community Health Plan             750 First Street, N.E.                             $        39,145,956.00
Contract No. HC0C0139347                  Washington, D.C. 20002
                                          Suite 1120

D.C. Chartered Health Plan, Inc.          820 First Street, N.E.                             $        43,683,972.00
Contract No. HCOCO 139346                 Washington, D.C. 20002
                                          Suite 100

George Washington University              2150 Pennsylvania Ave., N.W.                       $         8,243,088.00
Health Plan                               Washington, D.C. 20009
Contract No. HCOCO 139350

Health Right, Inc.                        3020 14th Street, N.W.                             $         6,253,032.00
Contract No. HCOCO 139349                 Washington, D.C. 20009
Total                                                                                        $       129,717,456.00

                                   ATTACHMENT


                                        2

                                  D&F CONTRACT
                                 RESPONSIBILITY

                           DETERMINATION AND FINDINGS
                          FOR CONTRACTOR RESPONSIBILITY


AGENCY:  DEPARTMENT OF HEALTH (DOH)


AMERICAID ( AMERIGROUP)
857 ELKRIDGE LANDING ROAD
LINTHICUM, MARYLAND

                                                       CONTRACT NO. :HC0CO139344
                                                       CAPTION: HMO MANAGED
                                                       MEDICAID CARE PROGRAM


                                    FINDINGS

1.       AUTHORIZATION:

         27 DCMR section 2200.

2.       MINIMUM NEED:

         The District must continue the Medicaid Managed Care Program so that Medicaid eligible persons enrolled with seven Managed Care Providers will continue to receive medical care. The seven current Managed Care Providers are identified in Attachment A. Current contracts with these providers expire March 31, 2000, and the District must award new, interim contracts to continue current MCO services for a term to cover the time period before the District can complete a competitive reprocurement and award replacement contracts. Award of interim contracts will meet the needs of current MCO enrollees, enabling them to continue to receive medical care from the Medicaid managed Care Program. The term of the interim, sole-source contracts will be one year, however, this term shall be abbreviated and the contracts will terminate without cost to the District upon award of replacement contracts.

         The base period of the contract shall be from date of award to twelve
         (12) months

3.       ESTIMATED REASONABLE COST:

         The estimated cost for this contract is $ 20,113,044.00

4.       FACTS WHICH JUSTIFY CONTRACTOR'S RESPONSIBILITY

         A. The Contractor's financial resources are adequate to perform the contract.

         B. The contractor's performance of similar services for the Maryland Central Registry located in the School of Health has been satisfactory.

         C.       A satisfactory record of integrity and business ethics.

         D. The necessary organizational, experience, accounting and operational control, technical skill, equipment and facilities; and

         E. Compliance with the applicable District licensing and corporate registration requirements. Contacted the Office of Tax and Revenue to determine their complicity


                                  DETERMINATION


         Based on the findings in accordance with DCMR 27 section 2200, it is hereby determined that the contractor is responsible. It is further determined that the award action is in the best interest of the District of Columbia.


         --------------------                                    ----------------------------------------
         Date                                                          Interim Agency Contracting Officer

                                   ATTACHMENT


                                        3

                                    D&F PRICE
                                 REASONABLENESS

                           DETERMINATION AND FINDINGS
                            FOR PRICE REASONABLENESS

AGENCY:  DEPARTMENT OF HEALTH (DOH)

AMERICAID (AMERIGROUP)
857 ELKRIDGE LANDING RD.
LINTHICUM, MARYLAND

                                                       CONTRACT NO.: HCOCO139344
                                                       CAPTION: HMO MANAGED
                                                       MEDICAID PROGRAM

                                    FINDINGS

1.       AUTHORIZATION:

         27 DCMR section 1804.3 et seq.

2.       MINIMUM NEED:

         The Department of Health, Medical Assistance Administration (MAA) has continuing need for a contractor to provide adequate network of Health service providers and agencies which is sufficient to meet the health needs of the Medicaid enrollees and which meet their specifications. To maintain accurate and current information with supporting documentation, provide complete, accurate and current written information on its providers network membership and the new patient capabilities of each primary care provider within the network to any prospective and current enrollee, provide or arrange services which are covered under the Medicaid Managed Care Programs District of Columbia Healthy Families Plans (DCHFP) and Child and Adolescent SSI Plans (CASSIP).

         The base period of the contract shall be from date of award to twelve
         (12) months thereafter.

3.       ESTIMATED REASONABLE COST:

         The estimated cost for this contract is $20,113,044.00

4.       FACTS WHICH JUSTIFY CONTRACTOR'S PRICE REASONABLENESS

         a. Services, including face to face counseling meeting with eligible receipts to assist in the selection of a MCO and PCP for approximately 80,000 Medicaid Managed Care recipients would be disrupted by a break in service.

         b. The success of the MMCP depends on the ability of the recipients continue their care without interruption.

                  1. Looses the savings from enrollments into MCOs (estimated at $300,000.) It costs the District more per member in Medicaid's Fee-for service system than in a MCO.

                  2. risks are compliance with Salazar Court Order for provision of preventive and corrective health care services (EPSDT) for children. The District's strategy for increasing the number of children who participate in (EPSDT) program to comply with Court Order is through enrollment of children in MCOs.

                  3. Risks claims from the MCOs for lost net revenues for declines in enrollments that could be leveled in the thousands of dollars.

                  4. Contractors are maintaining a 4.7% increase pursuant to Contracts signed in March of 1997. There was resistance from the contractors to hold the 4.7 %, but an agreement was met for the lifetime of this one
                           (1) year sole source contract. The 4.7% was the rate of the previous contract signed in March 1997. According to the Bureau of Labor Statistics D.C. Health Care Index that represent the average annual index, the annual rate is now 8.6%. Therefore, the rate of increase for this procurement action is reasonable.

         c. It is essential to maintain continuity of services in order to avoid harm to the health and well being of District residents.


                                  DETERMINATION

         Based on the findings in accordance with DCMR 27 section 804.3, et seq it is hereby determined that the price is fair and reasonable. It is further determined that the award action is in the best interest of the District of Columbia.

         3.16.00                                                       [illegible signature]
         --------------------                                          --------------------------------------
         Date                                                          Interim Agency Contracting Officer

                                   ATTACHMENT


                                        4

                                  FIRST SOURCE
                                   EMPLOYMENT

GOVERNMENT OF THE DISTRICT OF COLUMBIA            [LOGO]DEPARTMENT OF EMPLOYMENT
--------------------------------------------------------------------------------
  - Employment Security Building - 500 C Street, N.W. - Washington, D.C. 20001
--------------------------------------------------------------------------------

         MEMORANDUM

         To:      Emma C. Fair
                  Interim Agency Contracting Officer
                  Office of Contracting and Procurement

From:    Susan O. Gilbert, Chief
                Office of Employer Services

Date:    MAR 15 2000

Subject:      Review of First Source Employment Agreement
--------------------------------------------------------------------------------

The Department of Employment Services (DOES) has reviewed the following contractual document for compliance with Mayor's Order 83-265 and D.C. Law 5-93:

         CONTRACTOR: Americaid Community Care

         CONTRACT NUMBER:  HCOCO- 139344

In reviewing the document, DOES has determined the following:

___X____ The contractor has signed a First Source Employment Agreement (attached). Therefore, the contract has satisfied all criteria established by DOES pursuant to Mayor's Order 83-265 and D.C. Law 5-93.

________ The contractor did not sign a First Source Employment Agreement, and therefore, the contract does not comply with the mandates of Mayor's Order 83-265 nor D.C. Law 5-93. In order for this contract to satisfy the criteria established by this agency, the contractor must enter into a First Source Employment Agreement with DOES.

         Other (specify):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If you need additional information regarding the First Source Employment Agreement, please contact Vernell Jordan on (202) 724-7377.

Attachment

--------------------------------------------------------------------------------
JOB
SERVICE LOGO "HELPING PEOPLE HELP THEMSELVES"

                        FIRST SOURCE EMPLOYMENT AGREEMENT


         Contract Number:      HCOCO139344
                         ------------------------------------------------
         Contract Amount:      $20,113,044 EST
                         ------------------------------------------------
         Project Name:         Medicaid Managed Care Program MCO Services
                         -------------------------------------------------------
         Project Address:                                         Ward:
                         ------------------------------------          ---------

This Employment Agreement, in accordance with D.C. Law 5-93 and Mayor's Order 83-265 for recruitment, referral, and placement of D.C. residents, is between the District of Columbia, Department of Employment Services, hereinafter referred to as DOES, and AMERICAID COMMUNITY CARE, hereinafter, referred to as EMPLOYER. Under this Employment Agreement, the EMPLOYER will use DOES as its first source for recruitment, referral and placement of new hires or employees for the new jobs created by this project and will hire 51% D.C. residents for all new jobs created, as well as 51% of apprentices employed in connection with the project shall be District residents registered in programs approved by the District of Columbia Apprenticeship Council.





 I.      General Terms

         A. The EMPLOYER will use DOES as its first source for the recruitment, referral and placement of employees.

         B. The EMPLOYER shall require all contractors and subcontractors with contracts totaling $100,0000 or more to enter into a First Source Employment Agreement with DOES.

         C. DOES will provide recruitment, referral and placement services to the EMPLOYER subject to the limitations set out in this Agreement.

         D. DOES participation in this Agreement will be carried out by the Office of the Director, with the Office of Employer Services, which is responsible for referral and placement of employees, or such other offices or divisions designated by DOES.

         E. This Agreement shall take effect when signed by the parties below and shall be fully effective for the duration of the contract and extension or modifications to the contract.

         F. This Agreement shall not be construed as an approval of the EMPLOYER'S bid package, bond application, lease agreement, zoning application, loan or contract/subcontract.

         G. DOES and the EMPLOYER agree that for purposes of this Agreement, new hires and jobs created (both union and nonunion) include all EMPLOYER'S job openings and vacancies in the Washington Metropolitan Area created as a result of internal promotions, terminations and expansions of the EMPLOYER'S workforce, as a result of this project, including loans, lease agreements, zoning applications, bonds, bids and contracts.

         H. For purposes of this Agreement, apprentices as defined in D.C. Law 2-156, are included.

         I. The EMPLOYER shall register an apprenticeship program with the D.C. Apprenticeship Council for construction or renovation contracts or subcontracts totaling $500,000 or more. This includes any construction or renovation contract or subcontract, signed as the result of a loan, bond, grant, Exclusive Right Agreement, street or alley closing, or a leasing agreement of real property for 1 year or more.

II.      Recruitment

         A. The EMPLOYER will complete the attached Employment Plan which will indicate the number of new jobs projected, salary range, hiring dates and union requirements. The EMPLOYER will notify DOES of its specific need for new employees as soon as that need is identified.

         B. Notification of specific needs, as set forth in Section II.A., must be given to DOES at least five (5) business days (Monday
                  - Friday) before using any other referral source, and shall include, but need not be limited to, the number of employees needed by job title, qualification, hiring date, rate of pay, hours of work, duration of employment and work to be performed.

         C. Job openings to be filled by internal promotion from the EMPLOYERS'S current workforce need not be referred to DOES for placement and referral.

         D. The EMPLOYER will submit to DOES, prior to starting work on the project, the names, and social security numbers of all current employees, Including apprentices, trainees and laid off workers who will be employed on the project.

III.     Referral

         A. DOES will screen and refer applicants according to the qualifications supplied by the EMPLOYER.

IV.      Placement

         A. DOES will notify the EMPLOYER prior to the anticipated hiring dates, of the number of applicants DOES will refer as agreed. DOES will make every reasonable effort to refer at least two qualified applicants for each job opening.

         B. The EMPLOYER will make all decisions on hiring new employees but will in good faith use reasonable efforts to select its new hires or employees from among the qualified persons referred by DOES.

         C. In the event DOES cannot refer the qualified personnel requested, within five (5) business 5 days (Monday - Friday) from the date of notification, the EMPLOYER will be free to directly fill remaining positions for which no qualified applicants have been referred. In this event, the EMPLOYER will still be required to meet the 51% goal.

         D. After the EMPLOYER has selected its employees, DOES will not be responsible for the employees' actions and the EMPLOYER releases DOES from any liability for employees' actions.

V.       Training

         DOES and the EMPLOYER may agree to develop skills training and on-the-job training programs; the training specifications and cost for such training will be mutually agreed upon by the EMPLOYER and DOES and covered in a separate Training Agreement.

VI.      Controlling Regulations and Laws

         A. If this Agreement conflicts with any labor laws or governmental regulations, the laws or regulations shall prevail.

         B. DOES will work within the terms of all collective bargaining agreements to which the EMPLOYER is a party.

         C. The EMPLOYER will provide DOES with written documentation that the EMPLOYER has provided the representative of any involved collective bargaining unit with a copy of this Agreement and has requested comments or objections. If the representative has any comments or objections the EMPLOYER will provide them to DOES.

VII.     Agreement Modifications, Renewal, and Monitoring

         A. If, during the term of this Agreement, the EMPLOYER should transfer possession of all or a portion of its business concerns affected by this Agreement to any other party by lease, sales, assignment or otherwise, the EMPLOYER as a condition of transfer shall:

                  1. Notify the party taking possession of the existence of the EMPLOYER'S Agreement.

                  2. Notify the party taking possession that full compliance with this Agreement is required in order to avoid termination of the project.

                  3. EMPLOYER shall, additionally, advise DOES within seven (7) days of the transfer. This advice will include the name of the party taking possession and the name and telephone of that party's representative.

         B. DOES shall monitor EMPLOYER'S performance under this Agreement. The EMPLOYER will cooperate in DOES' monitoring effort and will submit a Contract Compliance Form to DOES monthly.

         C. To assist DOES in the conduct of the monitoring review, the EMPLOYER will make available payroll and employment records for the review period indicated.

         D. If additional information is needed during the review, the EMPLOYER will provide the requested information to DOES.

         E. The EMPLOYER and DOES, or such other agent as DOES may designate, may mutually agree to modify this Agreement.

         F. The project may be terminated because of the EMPLOYER'S non-compliance with the provisions of this Agreement.

Dated this               9              day of     March           2000
          ---------------------------------------------------------------


  Signed:

  /s/  Susan O. Silbert                                        illegible signature
-------------------------------                               -------------------------
DEPARTMENT OF EMPLOYMENT                                      SIGNATURE OF EMPLOYER
SERVICES                                                      Amerigroup Maryland, Inc.
                                                              Amerigroup Community Care
                                                              -------------------------
                                                              NAME OF COMPANY

                                                              514 10th st., NW, wdc 20004
                                                              -------------------------
                                                              ADDRESS

                                                              202-783-8100
                                                              -------------------------
                                                              TELEPHONE

                                 EMPLOYMENT PLAN

Name of Firm:              AMERIGROUP Maryland, Inc., A Managed Care Organization
Address:                   514 10th Street, NW, Suite 500
                           Washington, DC 20004

Telephone Number:          202-783-8100                       Federal Identification No.: 510387398

Contact Person:            Jane Thompson                      Title:  COO, Washington DC

Type of Business:          Managed Care

Originating District Agency:

Type of Project:                                              Funding Amount:

Projected Start Date:                                         Project Duration:

NEW JOB CREATION PROJECTIONS:

                                                  # OF          SALARY            UNION             PROJECTED
                      JOB TITLE                   JOBS          RANGE             MBRSHP            HIRE DATE
--------------------------------------------------------------------------------------------------------------------
A       Admin Assistant (Secretary I)              1       $13.25-17.77            N/A                4/1/00
--------------------------------------------------------------------------------------------------------------------
        Receptionist/Admin Asst                    1       $13.25-17.77            N/A                4/1/00
B       (Secretary I)
--------------------------------------------------------------------------------------------------------------------
C       Quality Mgt Coordinator                    1       $16.83-22.61            N/A                4/1/00
--------------------------------------------------------------------------------------------------------------------
D       Health Promotions Assoc                    1       $13.25-17.77            N/A                5/1/00
--------------------------------------------------------------------------------------------------------------------
E       Provider Relations Rep                     1       $16.11-21.64            N/A                6/1/00
--------------------------------------------------------------------------------------------------------------------
        OB Case Manager                            1       $21.63-29.08            N/A                5/1/00
F       (Reg Nurse II, Spec)
--------------------------------------------------------------------------------------------------------------------
        Concurrent Review Nurse                    1       $19.23-25.84            N/A                5/1/00
G       (Reg Nurse I)
--------------------------------------------------------------------------------------------------------------------
H       Social Worker                              1       $16.83-22.61            N/A                5/1/00
--------------------------------------------------------------------------------------------------------------------

                                CURRENT EMPLOYEES


------------------------------------------------------------------------------------------
         LAST NAME                   FIRST NAME             MI        SOCIAL SECURITY
------------------------------------------------------------------------------------------
Butler                      Lashone                         D                 ###-##-####
------------------------------------------------------------------------------------------
Cooper                      Clodeaner                                         ###-##-####
------------------------------------------------------------------------------------------
Downs                       Beverly                         A                 ###-##-####
------------------------------------------------------------------------------------------
Glenn                       Zina                                              ###-##-####
------------------------------------------------------------------------------------------
Hemphill                    Duane                           P                 ###-##-####
------------------------------------------------------------------------------------------
Johnson                     Jerri                           J                 ###-##-####
------------------------------------------------------------------------------------------
Munford                     Shirley                                           ###-##-####
------------------------------------------------------------------------------------------
Robinson                    Lamar                                             ###-##-####
------------------------------------------------------------------------------------------
Thompson                    Jane                            E                 ###-##-####
------------------------------------------------------------------------------------------
Warwick                     Lisa                            M                 ###-##-####
------------------------------------------------------------------------------------------









Signature                                                    Date
         ---------------------                                   ---------------

------------------------------------------------------------------------------------------
         LAST NAME                   FIRST NAME             MI        SOCIAL SECURITY
------------------------------------------------------------------------------------------
Butler                      Lashone                         D                 ###-##-####
------------------------------------------------------------------------------------------
Cooper                      Clodeaner                                         ###-##-####
------------------------------------------------------------------------------------------
Downs                       Beverly                         A                 ###-##-####
------------------------------------------------------------------------------------------
Glenn                       Zina                                              ###-##-####
------------------------------------------------------------------------------------------
Hemphill                    Duane                           P                 ###-##-####
------------------------------------------------------------------------------------------
Johnson                     Jerri                           J                 ###-##-####
------------------------------------------------------------------------------------------
Munford                     Shirley                                           ###-##-####
------------------------------------------------------------------------------------------
Robinson                    Lamar                                             ###-##-####
------------------------------------------------------------------------------------------
Thompson                    Jane                            E                 ###-##-####
------------------------------------------------------------------------------------------
Warwick                     Lisa                            M                 ###-##-####
------------------------------------------------------------------------------------------




Signature [illegible signature]                              Date 3/14/2000
          -------------------------------------                  ---------------
          COO Americaid Community Corp.

                                   ATTACHMENT



                                        5

                             OFFICE OF TAX & REVENUE

------------------------------------------------------------------------------------------------------------------------------------
                              FR-500                                            [LOGO] DISTRICT OF COLUMBIA GOVERNMENT
                COMBINED REGISTRATION APPLICATION                                  DEPARTMENT OF FINANCE AND REVENUE
------------------------------------------------------------------------------------------------------------------------------------
                                                   PART I -- GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
 1. Federal employer's identification number [ ][ ][ ]-[ ][ ][ ][ ][ ][ ][ ]                  2.Business code/SIC number[ ][ ][ ][ ]
------------------------------------------------------------------------------------------------------------------------------------
 3. Reasons for applying:                                          4.  Type of ownership      [ ]   Household domestic
   [ ] New business                [ ]   Utility company             [ ]  Sole proprietor     [ ]   Limited liability company
   [ ] Street vendor               [ ]   Additional location         [ ]  General partnership [ ]   Other (specify)
   [ ] Merger (attach merger       [ ]   Purchased existing bus.     [ ]  Limited partnership
       agreement)                  [ ]   Household/domestic          [ ]  Limited liability
   [ ] Name change                 [ ]   Special event (complete          partnership
       (attached corporation             Parts I & IV) No. of        [ ]  Joint Venture
       amendment)                        Participants _______        [ ]  Corporation
   [ ] Legal form change           [ ]   Heating oil company
   [ ] Other (describe)            [ ]   Address change
                                                                          State Inc.:  Mo. _____ Day _____ Yr. ______
------------------------------------------------------------------------------------------------------------------------------------
 5. Business name (individual partnership, corporation or special event name)

------------------------------------------------------------------------------------------------------------------------------------
 6. Trade name or promoter (if different from Line 5)

------------------------------------------------------------------------------------------------------------------------------------
 7. Business address (P.O. Box not acceptable unless located in a Rural Area)

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 8. Mailing address

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 9. Local business phone number      10. Main office phone number  10.a.  FAX number              11. Date present business (Month,
     (area code) (   )                    (area code) (   )                (   )                       Day, Year)
                                                                                                       commenced in D.C.
------------------------------------------------------------------------------------------------------------------------------------
12. NAME, TITLE, HOME ADDRESS, SOCIAL SECURITY NUMBER OF PROPRIETOR, PARTNERS OR PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Name and title                       Home address                                      Zip code        Social security number

------------------------------------------------------------------------------------------------------------------------------------
Name and title                       Home address                                      Zip code        Social security number

------------------------------------------------------------------------------------------------------------------------------------
Name and title                       Home address                                      Zip code        Social security number

------------------------------------------------------------------------------------------------------------------------------------
                                               PART II -- FRANCHISE TAX REGISTRATION
------------------------------------------------------------------------------------------------------------------------------------
13. Indicate your profession, principal business activity or service (for example, retail grocery, wholesale auto parts, barber shop, doctor, contractor, landscaper, etc.)
------------------------------------------------------------------------------------------------------------------------------------
14. Do you or will you have an office, warehouse, or other place of business in D.C., or representative with a District of
    Columbia location?                                                                              [ ]  Yes    [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
15. Do you or will you have merchandise stored in a public or private warehouse in D.C.?            [ ]  Yes    [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
16. Do you or will you perform in D.C. personal services (medical, accounting, consulting); or other services such as
    electrical, heating, construction, etc., or installations or repairs of any type?               [ ]  Yes    [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
17. Do you or will you derive any business related income from D.C. sources?                        [ ]  Yes    [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
18. Do you or will you have rental property in D.C.          [ ] Yes     [ ] No    19. Date converted to rental property
------------------------------------------------------------------------------------------------------------------------------------
20. Date your taxable year ends: Month ______________________ and day ___________________
------------------------------------------------------------------------------------------------------------------------------------
21. Describe full ALL your current or expected business activities within D.C.





------------------------------------------------------------------------------------------------------------------------------------



                               Page 1 of 3 Pages

------------------------------------------------------------------------------------------------------------------------------------
                                        PART III -- EMPLOYER'S WITHHOLDING TAX REGISTRATION
------------------------------------------------------------------------------------------------------------------------------------
22. Estimated total number of employees                         23. Number of D.C. resident employees subject to D.C. withholding tax:
------------------------------------------------------------------------------------------------------------------------------------
24. Date you began to employ D.C. resident(s)    ____ - _____-_____
                                                  mo.    day   yr.

    Date you began to withhold D.C. tax from resident employees

                      ____ - _____ - ____                       25. Estimated amount of D.C. tax to be withheld monthly from D.C.
                        mo.  day      yr.                           resident employees:
                                                                --------------------------------------------------------------------
                                                                26. Will you have employee(s) working within D.C.?
                                                                              [ ] Yes   [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
                                               PART IV -- SALES AND TAX REGISTRATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                28. Date sales began in D.C.:  _____ - _____ - _____
27. Check applicable blocks(s) below:                                                           mo.      day    yr.
------------------------------------------------------------------------------------------------------------------------------------
  [ ]  Reporting sales tax on retail sales or rentals.
  [ ]  Reporting use tax on items purchased tax free inside/outside D.C.
  [ ]  Purchasing in D.C. items for resale outside of D.C. (Attach photocopy of state/county sales tax registration)
  [ ]  Purchasing in D.C. cigarettes for resale outside of D.C. (Attach photocopy of state/county cigarette/tobacco license)
  [ ]  Making no taxable sales and tax is paid to vendors on all taxable purchases.
  [ ]  Making exempt sales where a certificate of resale is issued.
------------------------------------------------------------------------------------------------------------------------------------
29. If you have more than one place of business where you collect taxable sales in the District of Columbia,
    do you wish to file a consolidated sales tax return for all locations?                                          [ ] Yes   [ ] No
------------------------------------------------------------------------------------------------------------------------------------
                                             PART V -- HOTEL OCCUPANCY TAX REGISTRATION
------------------------------------------------------------------------------------------------------------------------------------
30. Are you engaged in the rental of rooms or suite of rooms?                                                       [ ] Yes   [ ] No
------------------------------------------------------------------------------------------------------------------------------------
31. How many rooms are available for rent?                      32. How may rooms are rented to permanent residents?
------------------------------------------------------------------------------------------------------------------------------------
    NOTE:  Permanent residents are defined as persons who have occupied a room for ninety (90) consecutive days or more. Occupancy for the first eighty-nine
           (89) days is taxable.
------------------------------------------------------------------------------------------------------------------------------------
                                               PART VI -- HOTEL OCCUPANCY TAX REGISTRATION
------------------------------------------------------------------------------------------------------------------------------------
Describe the type of personal property at each location (Ex.; furniture, fixtures, machinery equipment and supplies)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I declare under penalties as provided by law that this application (including accompanying schedules and statements) has been examined by me and to the best of my knowledge and belief is a true, correct and complete application.

-----------------------------------------------      ---------------------------------------------   ---------------------------
                  Signature                                                     Title                                      Date

                         COMPLETED APPLICATIONS MUST BE SIGNED BY EITHER OWNER, PARTNER OR PRINCIPAL OFFICER
                                    OF CORPORATION, OR AGENT (Power of Attorney must be attached)
------------------------------------------------------------------------------------------------------------------------------------
                                                          OFFICIAL USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
  Type      Lis.
  Tax      began      Cycle     Method   Remarks
------------------------------------------------------------------------------------------------------------------------------------
   H
------------------------------------------------------------------------------------------------------------------------------------
   J
------------------------------------------------------------------------------------------------------------------------------------
   W
------------------------------------------------------------------------------------------------------------------------------------
   S
------------------------------------------------------------------------------------------------------------------------------------
   R
------------------------------------------------------------------------------------------------------------------------------------
   P
------------------------------------------------------------------------------------------------------------------------------------
              Review/Date
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       Date Data Entered/Initials
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                               Page 2 of 3 Pages

------------------------------------------------------------------------------------------------------------------------------------
Date first wages were paid to employees permitting services in D.C. (write N/A          This space for official use only
if there were no services performed in D.C.)

Mo.                     Day:                                        Year:
------------------------------------------------------------------------------------------------------------------------------------
FOR EMPLOYERS OF DOMESTIC HELP ONLY. Have you or will you have for an individual or local college club, college fraternity or sorority, a total payroll of $500 or more in D.C. during
any calendar year:  [ ]  Yes [ ]  No                                                               Account number
                                                                                                             -----------------------
If yes, indicate the earliest quarter and calendar year. Quarter:   Year:                      Date
-----------------------------------------------------------------------------------------------    ---------------------------------
Number of workers employed in D.C. (including officers)                                        Signature
------------------------------------------------------------------------------------------------------------------------------------
List all places of business in D.C.
------------------------------------------------------------------------------------------------------------------------------------
          BUSINESS NAME                                 LOCATION ADDRESS                               CITY, STATE, ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
If the reason for registering is due to the purchase of a going business, merger, reorganization, or change of legal entity, provide the following information including percent of assets acquired (if needed, attach additional explanation of transaction).

Nature of transfer (check appropriate box):

[ ] Purchase        [ ]  Merger or consolidation              [ ]  Foreclosure          [ ]  Receivership
[ ] Lease           [ ]  Corporate reorganization             [ ]  Bankruptcy           [ ]  Assignment
[ ] Partnership reorganization (admission or withdrawal of one or more partners).
[ ] Other (specify in detail):
                              ------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Per      of assets acquired:     %    Date of transfer: Mo.          Day:            Year:
------------------------------------------------------------------------------------------------------------------------------------
Predecessor's name                                                                             Predecessor's account number

------------------------------------------------------------------------------------------------------------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
Trade name under which transferred business was operated

------------------------------------------------------------------------------------------------------------------------------------
COMPLETE THIS PART IF YOU ARE A NON-PROFIT ORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
19a. Are you covered by the Federal Unemployment Tax Act?
         [ ]  Yes [ ]  No                                      19b.   Are you a non-profit organization as described in Section
                                                                       501(c)(3) of the United States Internal Revenue Code which
       If NO, are you exempt under Section 3306(c)(8) of the          is exempt from income tax under Section 501(a) of such code?
       Federal                                                        (Please attach a copy of you Section 501(c)(3) exemption):
       Unemployment Tax Act?
         [ ]  Yes [ ]  No                                             [ ]  Yes [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
Elect option to finance unemployment insurance coverage (see instructions)            [ ]  Contributions [ ]  Reimbursement of trust
                                                                                                              fund
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION. I declare under penalties as provided by law that Part VII (including accompanying schedules and statements)
has been examined by me and to the best of my knowledge and belief is true, correct and complete.

------------------------------------        ---------------------------         -----------------         --------------------------
Signature                                   Title                               Date                      Telephone number
------------------------------------------------------------------------------------------------------------------------------------

   COMPLETED PART VII MUST BE SIGNED BY OWNER, PARTNER OR PRINCIPAL OFFICER OF
                            THE CORPORATION, OR AGENT
                      (Power of attorney must be attached)

                               Pages 3 of 3 Pages

                     GOVERNMENT OF THE DISTRICT OF COLUMBIA
                      OFFICE OF CONTRACTING AND PROCUREMENT

                         OFFICE OF THE DIRECTOR[LOGO]


                            Americaid Community Care
                      857 Elkridge Landing Road, 3rd Floor
                     Linthicum, MD 21090 February 25, 2000
                           Attn: Mr. Don Gilmore, CEO

Subject: Sole Source extension of Contract UCOCO 139344 Dear Mr. Gilmore,

The District of Columbia extends an invitation to Americaid Community Care, to continue providing Medicaid Managed Care services to its subscribers under contract number HCOCO 139344 attached. This sole source contract to your organization will allow for the continued provision of services while the Office of Contracts and Procurement (OCP) issues solicitations for award of a permanent Medicaid Managed Care services contract.

The attached sole source contract will become effective April 1, 2000 and expire on March 31, 2001 unless an award under the RFP is made sooner, in which case your sole source contract will be terminated for convenience as allowed for in the District s Standard Contract Provisions that is a part of this contract.

Please be advised that this contract will feature several non-negotiable provisions. Specifically, (1) the contract will allow a 4.7% increase in the capitation rate; (2) it adds the latest DOL Wage Determination No. 94-2103, Revision No. 19, dated June 28, 1999; (3) it must adhere to the U.S. District Court's May 6, 1997 Order in Salazar et al. v. D.C. et al. DC Civil Action No. 93-452 (GK) as modified by order dated January 22, 1999; and (4) it includes a Program Integrity clause.


Please note that the enclosed EEO and District Tax compliance documents must be completed and returned immediately under separate cover. Also, please send any questions and comments by 2pm, March 1, 2000, to:

Mr. Lorenzo Brown, Interim Deputy ACCO
Office of Contracts and Procurement
441 4th Street, NW, Suite 800S
Washington, DC 20001
(202) 727-0252

If Americaid Community Care, accepts this contract, with its terms and conditions, it is imperative that you return to this office a signed copy that is executed on behalf of your organization no later than 2PM, MARCH 3, 2000 to me Mr. Brown at the above mentioned address.

Sincerely Yours,

Lorenzo Brown
Interim Deputy ACCO

Encl.

cc:  Sue Fitzgerald
     Emma Fair

                     GOVERNMENT OF THE DISTRICT OF COLUMBIA
                      OFFICE OF CONTRACTING AND PROCUREMENT

OFFICE OF THE DIRECTOR               [LOGO]



                                                  March 10, 2000

VIA FACSIMILE

Don Gillmore
Chief Operating Officer
Americaid Community Care
857 Elkridge Landing Road, Third Floor
Linthicum, Maryland 21090

Subject:          Contract # HCOC0139344, MMCP MCO Services

Dear Sir:

The District recognizes that the subject contract document must be revised to exclude many outdated reporting requirements in Article I, Section E, paragraphs 6 and 7, pages 11-15. This letter is to advise you that the necessary revisions will be made as soon as possible, and the revised reporting requirements will be consistent with modification number 1 of your current contract, Attachment V of the subject contract, and the Salazar Court Order of January 22, 1999.

With this assurance, please sign and return the subject contract on Monday, March 13, 2000, so that we may submit the contract to the Office of the Mayor and the Council of the District of Columbia for review and approval.

Sincerely,


Lorenzo Brown
Contracting Officer

                                   AMERIGROUP
                                   Corporation

VIA FACSIMILE (202) 727-3229


March 16, 2000

Mr Lorenzo Brown, Interim Deputy ACCO.
Office of Contracts and Procurement
441 4th Street, NW, Suite 800S
Washington, DC 20001

Re:      AMERIGROUP Maryland, Inc, a Managed Care Organization
         FEIN: 51-0387398

Dear Mr Brown:

At your request, I am providing you with information regarding the organizational status of AMERIGROUP Maryland, Inc, a Managed Care Organization, d/b/a AMERICAID Community Care. AMERIGROUP Maryland, Inc (hereafter referred to as "AMERIGROUP") is a Delaware corporation authorized to operate as a foreign corporation in the State of Maryland on November 20, 1998 and the District of Columbia on November 19, 1998.

AMERIGROUP operates offices in the District of Columbia and the State of Maryland to serve District of Columbia and Maryland Medicaid recipients enrolled in AMERICAID Community Care, our Medicaid managed care product. AMERIGROUP was authorized to transact business as a Health Maintenance Organization by the issuance of a Certificate of Authority from the Department of Insurance and Securities Regulation commencing on July 22, 1999. AMERIGROUP's approval as a Managed Care Organization in the State of Maryland was received on April 27, 1999 for a June 1, 1999 operational date. AMERIGROUP received approval from the District of Columbia to participate in the District's Medicaid Managed Care Program on June 29, 1999 for an August 1 participation date.

AMERIGROUP Maryland, Inc. is one of several wholly owned subsidiaries of AMERIGROUP Corporation. All organizations are private, for-profit entities. Attached is an organizational chart identifying the corporate relationship between AMERIGROUP Corporation and all health plan subsidiaries.

Should you have additional questions regarding the organizational status of either AMERIGROUP Maryland, Inc. or AMERIGROUP Corporation, please contact Sharon Brumley, Regulatory Director, at (757) 473-2737, ext. 2581.

Sincerely,

David Ford
President and Chief Executive Officer

                            CORPORATE RELATIONSHIPS

                                   AMERIGROUP
                                  CORPORATION

                               BOARD OF DIRECTORS

                            -  Jeffrey L. McWaters
                            -  C. Sage Givens
                            -  Charles W. Newhall III
                            -  Carlos A. Ferer
                            -  William J. McBride
                            -  Kay Coles James

   AMERICAID                          AMERIGROUP                                AMERIGROUP
  Texas, Inc.                       New Jersey, Inc.                           Maryland, Inc.
BOARD OF DIRECTORS                 BOARD OF DIRECTORS                        BOARD OF DIRECTORS
- James D. Donovan Jr., MPH       - Jeffrey L. McWaters                      - Jeffrey L. McWaters
- Jeffrey L. McWaters             - Norine Yukon                             - Theodore M. Willie
- Theodore M. Willie              - Theodore M. Willie                       - Lorenzo Childress Jr., MD
- Stanley F. Baldwin, Esq.        - Stanley F. Baldwin, Esq.
- Lorenzo Childress Jr., MD       - Lorenzo Childress Jr., MD



        AMERICAID
      Illinois, Inc.
    BOARD OF DIRECTORS
    - Jeffrey L. McWaters
    - Dwight Jones, MD
    - Theodore M. Willie
    - Stanley F. Baldwin, Esq.
    - Lorenzo Childress Jr., MD

              WHOLLY OWNED SUBSIDIARIES OF AMERIGROUP CORPORATION

                                    AMERICAID
                                 Community Care

March 17, 2000

Mr. Robert Bausch
Office of Contracts and Procurement
441 4th Street, NW, Suite 800S
Washington, DC 20001

Subject: Sole Source extension of Contract HCOCO 139344

Dear Mr. Bausch:

At your request, I am clarifying the use of the term "Mid-Atlantic" in the title of David Ford, CEO and President, Mid-Atlantic. This is an internal designation that refers to the Maryland and District of Columbia combined operations.

As stated in our March 16, 2000 letter to Mn Lorenzo Brown, AMERIGROUP Corporation owns four subsidiary corporations. One of the subsidiaries, AMERIGROUP Maryland, Inc. operates offices in the District of Columbia and the State of Maryland to serve District of Columbia and Maryland Medicaid recipients. While AMERIGROUP Maryland, Inc. is the corporation's legal name, the Mid-Atlantic health plan is the company's designation for these same operations.

Please feel free to call me if you need additional information.

Sincerely,
Jane E. Thompson
Chief Operating Officer














 514 10TH STREET, N.W,, SUITE 500, WASHINGTON, DC. 20004 TEL: 202 783 8100
                               FAX: 202 783 8207

                                                          District of Columbia
                                                          Medical Assistance
                                                          Administration
                                                          Office of Managed Care


MEMO

To:      Emma Fair, Interim Contracting Officer, Office of Contracts and
         Procurement

From:    Maude Holt, Managed Care Administrator

Cc:      Herbert H. Weldon, Jr., Executive Deputy Director

Date:    03/17/00

Re:      Seven Sole Source Contracts

--------------------------------------------------------------------------------

Please consider this memorandum official notification that the funding to be utilized for the seven HMO Sole Source Contracts is Medicaid funding. The contractors are paid out of the Medicaid Management System, therefore these funds do not need to be encumbered by the Chief Financial Officer.

If you should need any additional information, please feel free to contact me at 202-442-9074.





/s/ Joyce Jeter                                                        3/17/2000
---------------------------------------------                          ---------
Joyce Jeter, Controller, Department of Health                             Date

                     GOVERNMENT OF THE DISTRICT OF COLUMBIA
                      OFFICE OF CONTRACTING AND PROCUREMENT

OFFICE OF THE DIRECTOR               [LOGO]



                                                     March 10, 2000

VIA FACSIMILE

Don Gillmore
Chief Operating Officer
Americaid Community Care
857 Elkridge Landing Road, Third Floor
Linthicum, Maryland 21090

Subject:  Contract # HCOC0139344, MMCP MCO Services

Dear Sir:

The District recognizes that the subject contract document must be revised to exclude many outdated reporting requirements in Article I, Section E, paragraphs 6 and 7, pages 11-15. This letter is to advise you that the necessary revisions will be made as soon as possible, and the revised reporting requirements will be consistent with modification number 1 of your current contract, Attachment V of the subject contract, and the Salazar Court Order of January 22, 1999.

With this assurance, please sign and return the subject contract on Monday, March 13, 2000, so that we may submit the contract to the Office of the Mayor and the Council of the District of Columbia for review and approval.

Sincerely,


Lorenzo Brown
Contracting Officer

                                   ATTACHMENT


                                        6

                            DEPARTMENT OF EMPLOYMENT
                                    SERVICES

                        DEPARTMENT OF EMPLOYMENT SERVICES
                        TAX VERIFICATION RESPONSE - DOES


CONTRACT SPECIALIST: LORENZO BROWN
                     -----------------------------------------------------------
AGENCY:      OFFICE OF CONTRACTING AND PROCUREMENT
             -------------------------------------------------------------------
VENDOR NAME: AMERICAID COMMUNITY CARE
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

            TO BE COMPLETED BY THE DEPARTMENT OF EMPLOYMENT SERVICES
                                  TAX DIVISION


THE DEPARTMENT OF EMPLOYMENT SERVICES CERTIFIES THAT:

       [ ] The prospective contractor IS IN COMPLIANCE with the tax filing and payment requirements of the District of Columbia Unemployment Tax Laws or is in compliance with an established payment plan.

       [ ] The prospective contractor IS NOT LIABLE for the tax filing or payment requirements of the District of Columbia Unemployment Tax Laws.

       [ ] The prospective Contractor IS NOT IN COMPLIANCE with the tax filing and payment requirements of the District of Columbia Unemployment Tax Laws. The contractor may obtain details of the tax deficiency and make arrangements to correct this deficiency by contacting the tax enforcement officer whose name and telephone number follow:

                  Name:                               Phone #
                       ----------------------              ---------------------

       [X] The prospective Contractor IS NOT REGISTERED with the Unemployment Tax Division. To register, Part VII of the FR-500 (Combined Registration Application) must be completed and returned to the Unemployment Tax Division. Please contact the Registration Section at (202) 724-7473 for more information.

                  /s/ T. Rosa Morales                                                     March 16, 2000
                  ---------------------------------------------------                   --------------------------
                                   SIGNATURE                                                  DATE

                  Supervisor, Tax Enforcement Branch                                      724-7710
                  ---------------------------------------------------                   --------------------------
                                     TITLE                                                  TELEPHONE NUMBER

                        DEPARTMENT OF EMPLOYMENT SERVICES
                        TAX VERIFICAT1ON RESPONSE - DOES


CONTRACT SPECIALIST:             LORENZO BROWN
                    ------------------------------------------------------------
AGENCY:               OFFICE OF CONTRACTING AND PROCUREMENT
                    ------------------------------------------------------------
VENDOR NAME:          AMERIGROUP MARYLAND, INC.
                    ------------------------------------------------------------

                    ------------------------------------------------------------

            TO BE COMPLETED BY THE DEPARTMENT OF EMPLOYMENT SERVICES
                                  TAX DIVISION

THE DEPARTMENT OF EMPLOYMENT SERVICES CERTIFIES THAT:

       [X] The prospective contractor IS IN COMPLIANCE with the tax filing and payment requirements of the District of Columbia Unemployment Tax Laws or is in compliance with an established payment plan.

       [ ] The prospective contractor IS NOT LIABLE for the tax filing or payment requirements of the District of Columbia Unemployment Tax Laws.

       [ ] The prospective Contractor IS NOT IN COMPLIANCE with the tax filing and payment requirements of the District of Columbia Unemployment Tax Laws. The contractor may obtain details of the tax deficiency and make arrangements to correct this deficiency by contacting the tax enforcement officer whose name and telephone number follow:
                  Name:                                Phone #
                       ------------------------             --------------------

       [ ] The prospective Contractor IS NOT REGISTERED with the Unemployment Tax Division. To register, Part VII Of the FR-500 (Combined Registration Application) must be completed and returned to the Unemployment Tax Division. Please contact the Registration Section at (202) 724-7473 for more information.


                  /s/_T. Rosa Morales                            March 16, 2000
                  -----------------------------------     -------------------------------
                                   SIGNATURE                          DATE

                  Supervisor, Tax Enforcement Branch                724-7710
                  -----------------------------------     -------------------------------
                                     TITLE                       TELEPHONE NUMBER

                                   ATTACHMENT


                                        7

                           DEPARTMENT OF HUMAN RIGHTS

                     GOVERNMENT OF THE DISTRICT OF COLUMBIA
                      OFFICE OF LOCAL BUSINESS DEVELOPMENT



                                     [LOGO]



                               M E M O R A N D U M




TO:           Ivan C.A. Walks, M.D.
              Director
              Department of Health
              Attn: Emma Fair

FROM:         Jacquelyn A. Flowers
              Director

DATE:         March 16, 2000

SUBJECT:      Affirmative Action Program (CB-l)
              Americaid Community Care
              IFB No.: HCOCO-139344
              CCB No.: DOH-00-243


We have received and reviewed the referenced Affirmative Action Program submitted on March 14, 2000 and find it in conformity with the requirements of Mayor's Order 85-85.

In connection with future contracts, the contractor should submit updated EEO information, particularly with respect to current work force statistics and goals and timetables.

If your Agency has any questions, contact Margaret Wright, Manager, Contract Compliance Division on 727-3900. ALL QUESTIONS FROM THE CONTRACTOR SHOULD BE DIRECTED TO THE APPROPRIATE DEPARTMENT OF HEALTH REPRESENTATIVE.


DOH1/JAF/nw/031600



 441 4TH STREET, N.W., SUITE 970N - WASHINGTON, D.C. 20001 - (202) 727-3900 -
                               FAX (202) 724-3786